EXECUTION COPY

                                   APPENDIX 1
                                       to
                             Participation Agreement

                         DEFINITIONS AND INTERPRETATION

I.   RULES  OF  INTERPRETATION

     A.     General  Rules  of  Interpretation.  In  each  Transaction Document,
            ----------------------------------
unless  a  clear  contrary  intention  appears:

          (i)  the  singular  number  includes the plural number and vice versa;
                                                                     ---- -----

          (ii) reference to any Person (individually or in any particular capacity) includes such Person's legal representatives, successors and assigns but, if applicable, only if such legal representatives, successors and assigns are permitted by the Transaction Documents, and reference to a Person in a particular capacity excludes such Person in any other capacity or individually;

          (iii)  reference  to  any  gender  includes  the  other  gender;

          (iv) reference to any agreement (including any Transaction Document), document or instrument means such agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof and, if applicable, the terms of the other Transaction Documents and reference to any promissory note, certificate or other instrument includes any promissory note, certificate or other instrument which is an extension or renewal thereof or a substitute or replacement therefor;

          (v) reference to any Applicable Law means such Applicable Law as amended, modified, codified, replaced or reenacted, in whole or in part, and in effect from time to time, including rules and regulations promulgated thereunder and reference to any section or other provision of any Applicable Law means that provision of such Applicable Law from time to time in effect and constituting the substantive amendment, modification, codification, replacement or reenactment of such section or other provision;

          (vi)  reference  in  any Transaction Document to any Article, Section,
                                                               -------  -------
     Appendix,  Schedule  or  Exhibit  means  such Article or Section thereof or
     --------   --------      -------              -------    -------
     Appendix,  Schedule  or  Exhibit  thereto;
     --------   --------      -------

          (vii) "hereunder", "hereof", "hereto" and words of similar import shall be deemed references to a Transaction Document as a whole and not to any particular Article, Section or other provision thereof;
                      -------   -------

          (viii) "including" (and with correlative meaning "include") means including without limiting the generality of any description preceding such term; and

          (ix) relative to the determination of any period of time, "from" means "from and including" and "to" means "to and excluding".

     B.     Accounting  Terms.  In  each  Transaction Document, unless expressly
            -----------------
otherwise provided, accounting terms shall be construed and interpreted, and accounting determinations and computations shall be made, in accordance with GAAP.

     C.     Legal  Representation  of  the  Parties.  The  Transaction Documents
            ---------------------------------------
were negotiated by the parties with the benefit of legal representation and any rule of construction or interpretation otherwise requiring the Transaction Document to be construed or interpreted against any party shall not apply to any construction or interpretation hereof or thereof.

     D.     Defined  Terms.  Unless  a  clear  contrary intention appears, terms
            --------------
defined herein have the respective indicated meanings when used in each Transaction Document.

II.  DEFINITIONS

     "Account"  means  each  of  the  Event  of  Loss  Proceeds  Account,  the
      -------
Reimbursement and Proceeds Account, the Operating Account, the Permitted Contest Reserve Account, the Drillship Sales Proceeds Account and the Termination Proceeds Account.

     "Account  Collateral"  has  the  meaning  specified  in  Section 2.2 of the
      -------------------
Depository  Agreement.

     "Accredited  Investor"  has  the  meaning  specified  in Rule 501(a) of the
      --------------------
Securities  Act.

     "Acquiring  Member"  has  the  meaning  specified  in  Section  9.5  of the
      -----------------
Participation  Agreement.

     "Acquiror"  means an entity (i) into which another entity is merged or (ii)
      --------
that acquires all or substantially all of the assets or outstanding Voting Stock of a Person.

     "Actual  Knowledge"  means  the  actual awareness of a Responsible Officer.
      -----------------

     "Adjustment Date"  means  the  Initial  Charter  Margin Adjustment Date and
      ---------------
every sixth Charter Hire Payment Date thereafter.

     "Administrative  Agent" has the meaning specified in Section 11.1(a) of the
      ---------------------
Participation  Agreement.

     "Administrator (Hatteras)" has the meaning specified in the preamble to the
      ------------------------
Loan  Agreement.

     "Administrator  (Liberty)" has the meaning specified in the preamble to the
      ------------------------
Loan  Agreement.

     "Administrator (Paradigm)" has the meaning specified in the preamble to the
      ------------------------
Loan  Agreement.

     "Administrators"  means  each  of  the  Administrator  (Hatteras),  the
      --------------
Administrator  (Liberty)  and  the  Administrator  (Paradigm).

     "Advance"  has the meaning specified in Section 2.3(b) of the Participation
      -------
Agreement.

     "Affected  Funding  Participant"  is  defined  in  Section  7.7  of  the
      ------------------------------
Participation  Agreement.

     "Affiliate"  means,  when used with respect to any Person, any other Person
      ---------
directly or indirectly controlling or controlled by or under direct or indirect common control with such Person. As used in this definition, the term "control" shall mean (including the correlative meanings of the terms "controlling," "controlled by" and "under common control with"), as used with respect to any Person, the possession directly or indirectly, of the power to direct or cause the direction of the management policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

     "After  Tax  Basis"  means, with respect to any payment to be received, the
      -----------------
amount of such payment increased so that, after deduction of the amount of all Taxes required to be paid by the recipient calculated at the maximum United States federal rates then generally applicable to large widely held corporations and at the marginal state and local rates certified by the recipient as then applicable to such recipient (less any tax savings realized and the present value of any tax savings projected to be realized by the recipient as a result of the payment of the indemnified amount), with respect to the receipt by the recipient of such amount, such increased payment (as so reduced) is equal to the payment otherwise required to be made.

     "Agents"  means  the  Administrative  Agent,  the  Liquidity Agents and the
      ------
Administrators.

     "Affected  Party"  means  each Funding Participant, each permitted assignee
      ---------------
thereof, each Program Support Provider of each Conduit, and each Affiliate of the foregoing Persons.

     "Alternate  Rate  Funding"  means  any  Contribution,  Advance or Liquidity
      ------------------------
Purchase for which the Series A Return, the Series B Return or any Return Rate, as applicable, is calculated with reference to an Alternate Rate, as applicable.

     "Alternate  Rate"  means  the Alternate Rate (Hatteras), the Alternate Rate
      ---------------
(Liberty)  or  the  Alternate  Rate  (Paradigm).

     "Alternate  Rate  (Hatteras)" means, for any day, the higher of:  (a) 0.50%
      ---------------------------
per annum above the latest Federal Funds Rate and (b) the rate of interest in effect for such day as publicly announced from time to time by Bank of America ("BofA"), as its "reference rate." (The reference rate is a rate set by BofA
  ----
based upon various factors including BofA's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above or below such announced rate.) Any change in the reference rate announced by BofA shall take effect at the opening of business on the day specified in the public announcement of such change.

     "Alternate Rate (Liberty)" means, for any day, the higher of: (a) 0.50% per
      ------------------------
annum above the latest Federal Funds Rate and (b) the rate of interest in effect for such day as publicly announced from time to time by Bank of Nova Scotia ("BNS"), as its "reference rate." (The reference rate is a rate set by BNS based upon various factors including BNS's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above or below such announced rate.) Any change in the reference rate announced by BNS shall take effect at the opening of business on the day specified in the public announcement of such change.

     "Alternate  Rate  (Paradigm)" means, for any day, the higher of:  (a) 0.50%
      ---------------------------
per annum above the latest Federal Funds Rate and (b) the rate of interest in effect for such day as publicly announced from time to time by Westdeutsche Landesbank Girozentrale, New York ("West LB"), as its "reference rate." (The
                                       -------
reference rate is a rate set by West LB based upon various factors including West LB's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above or below such announced rate.) Any change in the reference rate announced by West LB shall take effect at the opening of business on the day specified in the public announcement of such change.

     "Applicable  Law"  means all applicable laws, rules, regulations (including
      ---------------
Environmental Laws), statutes, treaties, conventions (including, if applicable, the Safety of Life at Sea Convention) codes, ordinances, permits, certificates, orders and licenses of, and interpretations by, all Government Authorities, and applicable judgments, decrees, injunctions, writs, orders or like action of any court, arbitrator or other administrative, judicial or quasi-judicial tribunal agency of competent jurisdiction (including those pertaining to health and safety and those pertaining to the construction, use or operation of the Vessel, the OFE and any Modifications).

     "Applicable  Liquidity  Purchasers"  means, (i) with respect to the Conduit
      ---------------------------------
(Hatteras), the Liquidity Purchasers (Hatteras), (ii) with respect to the Conduit (Liberty), the Liquidity Purchasers (Liberty), with respect to the Conduit (Paradigm), the Liquidity Purchasers (Paradigm).

      Applicable  Office"  means,  with respect to each Funding Participant, the
      ------------------
office, branch or Affiliate of such Funding Participant specified as its "Applicable Office" to Deepwater, the Charter Trustee and the Investment Trust.

     "Applicable  Percentage"  means:
      ----------------------

          (i) with respect to payments made or obligations guaranteed by (A) Transocean or its Affiliates (other than Deepwater) or (B) Deepwater pursuant to the terms of Charter Supplement No. 1, 60%; or

          (ii) with respect to payments made or obligations guaranteed by (A) Conoco or its Affiliates (other than Deepwater) or (B) Deepwater pursuant to the terms of Charter Supplement No. 2, 40%.

     "Appraisal" means, with respect to the Drillship, an appraisal delivered on
      ---------
the  Closing  Date,  prepared  by  the  Appraiser.

     "Appraiser"  means  American  Appraisal  Incorporated.
      ---------

     "Assigned Contract" has the meaning specified in the seventh recital to the
      -----------------
Deepwater  Assignment.

     "Assumption  Cure  Right"  has the meaning set forth in Section 9(a) of the
      -----------------------
Drilling  Consent.

     "Bank  of  America"  means  Bank  of  America,  N.A.  and  its  Affiliates.
      -----------------

     "Bankruptcy Default" means a Charter Default described in Section 4.1(e) or
      ------------------
(f) of either Charter Supplement No. 1 or Charter Supplement No. 2.

     "Base  Charter  Term"  means  the period commencing on the Closing Date and
      -------------------
ending on the fifth anniversary of the Day Rate Commencement Date.

     "Base  Rate"  means  a  rate  per  annum  equal  to  LIBOR.
      ----------

     "Base  Rate  Funding" means any Contribution, Advance or Liquidity Purchase
      -------------------
for which the Series A Return, Series B Return or any Return Rate, as applicable, is calculated with reference to the Base Rate.

     "Basic  Hire"  means  the sum of (x) the principal amortization payment due
      -----------
and payable on the applicable Charter Hire Payment Date as set forth on Schedule I to the Master Charter and (y) all accrued and unpaid Charter Return then due and payable.

     "Beneficial  Owner  Amount" has the meaning specified in Section 3.2 of the
      -------------------------
Charter  Trust  Agreement.

     "Beneficial  Owners"  means those financial institutions who are parties to
      ------------------
the  Charter  Trust  Agreement  and  identified  therein as "Beneficial Owners".

     "Beneficial Participant" has the meaning specified in Section 3.8(h) of the
      ----------------------
Charter  Trust  Agreement.

     "Board  of  Governors"  means the Board of Governors of the Federal Reserve
      --------------------
System  of  the  United  States  of  America.

     "Borrower" has the meaning specified in the preamble to the Loan Agreement.
      --------

     "Borrower  Events"  has  the  meaning  specified in Section 6.2 of the Loan
      ----------------
Agreement.

     "Builder" means, collectively, Samsung Heavy Industries Co., Ltd., a Korean
      -------
corporation, and Samsung Corporation, a Korean corporation, as builder of the Vessel.

     "Business  Day" means (i) except as set forth in clause (ii) below, any day
      -------------
excluding (x) Saturday, (y) Sunday, and (z) any day on which banks in New York, New York, Wilmington, Delaware, Charlotte, North Carolina or Houston, Texas, are authorized by law to close, and (ii) with respect to all notices and determinations in connection with and payments of Charter

Return any day which is a Business Day described in (i) above and which is also a day for trading by and between banks in U.S. dollar deposits in the London interbank Eurodollar market.

     "Casualty"  means  any  damage  or destruction of all or any portion of the
      --------
Drillship as a result of a fire or other casualty aggregating more than $2,000,000 to repair or replace, which does not constitute an Event of Loss.

     "CERCLA"  means the Comprehensive Environmental Response, Compensation, and
      ------
Liability Act of 1980, 42 U.S.C. Sec. 9601 et seq., and its implementing regulations and amendments.

     "Certificate"  means each Series A Charter Trust Certificate and the Series
      -----------
B  Charter  Trust  Certificate.

     "Certificate  Margin"  means  175.0  basis  points per annum so long as the
      -------------------
ratings of both Transocean and Conoco are at or above Investment Grade or otherwise 225.0 basis points per annum.

     "Certificate  Purchaser"  means  those  financial  institutions  who  are
      ----------------------
identified  in  the  Charter  Trust  Agreement  as  "Beneficial  Owners".

     "Certificate  Purchaser  Amount"  means,  with  respect to each Certificate
      ------------------------------
Purchaser, at any given time, the aggregate amount of all Contributions made by such Certificate Purchaser plus accrued but unpaid Postponement Yield due to such Certificate Purchaser, if any, minus the amount of any distributions paid to such Certificate Purchaser in reduction of the Charter Balance.

     "Certificate  Purchaser Balance" means, at any given time, the aggregate of
      ------------------------------
all  Certificate  Purchaser  Amounts.

     "Certificate  Purchaser Commitment" means, with respect to each Certificate
      ---------------------------------
Purchaser, the amount set forth on Schedule I to the Charter Trust Agreement opposite the name of each Certificate Purchaser, which amount may be adjusted pursuant to Section 7.7, 7.9 or 9.1 of the Participation Agreement.

     "Certificate  Purchaser  Commitment Percentage" means, with respect to each
      ---------------------------------------------
Certificate Purchaser, the percentage beneficial interest held by such Certificate Purchaser under the Charter Trust Agreement from time to time determined in accordance with the Charter Trust Agreement.

     "Certificate  Return  Rate" means the Base Rate plus the Certificate Margin
      -------------------------
or, to the extent that the Base Rate is unavailable or illegal, the Alternate Rate plus the Certificate Margin.

     "Change  of  Control"  means  (i)  as  to  any Person (including Conoco and
      -------------------
Transocean), a sale, assignment or transfer by its Affiliates of all or substantially all of the assets of such Person and its Subsidiaries taken as a whole (whether in a single transaction or a series of related transactions) to any "person" or "group" (as the ultimate purchaser, assignee or transferee) within the meaning of Section 13(d)(3) and Section 14(d)(2) of the Securities Exchange Act of 1934 other than to its Affiliates; (ii) as to any Person (including Conoco and Transocean), its

Affiliates directly or indirectly cease to beneficially own more than 50% of the outstanding voting stock of such Person; (iii) after the occurrence of the event described in clause (ii), the first date on which the individuals who are directors of the relevant entity and whose election or nomination for election by the stockholders of the relevant entity is approved, or who were elected by the affirmative vote of, at least two-thirds of the directors who were members of the board of directors of the relevant entity at the time of such nomination or election, will cease to constitute a majority of the board of directors of the relevant entity or its successor by merger, consolidation or sale of assets; or (iv) with respect to any Person, the liquidation or dissolution of such Person. For purposes of this definition, relevant entity means either Conoco or Transocean, or, if there is a Parent of such respective Person, the Parent; provided that none of the merger of Conoco with Phillips Petroleum Company, any
--------
acquisition of assets or securities related thereto, any related change of directors of any entity or related dissolution of any Person shall be a Change of Control.

     "Change  of Control Prepayment Amount" has the meaning specified in Section
      ------------------------------------
9.4  of  the  Participation  Agreement.

     "Charter"  means  both  charters  created  by  the  Master  Charter,  as
      -------
supplemented  by  Charter  Supplement  No.  1  and  Charter  Supplement  No.  2.

     "Charter  Balance"  means,  at  any  given  time, the Certificate Purchaser
      ----------------
Balance  plus  the  Lender  Balance.

     "Charter  Commencement  Date"  means  the  Closing  Date.
      ---------------------------

     "Charter  Default"  means  any  event or condition which, with the lapse of
      ----------------
time or the giving of notice, or both, would constitute a Charter Event of Default.

     "Charter Event of Default" has the meaning specified in Section 16.1 of the
      ------------------------
Master  Charter.

     "Charter Extension Option" has the meaning specified in Section 20.2 of the
      ------------------------
Master  Charter.

     "Charter  Hire"  means  Basic  Hire  plus  Supplemental  Hire.
      -------------

     "Charter  Hire  Payment  Date" means the last Business Day of each calendar
      ----------------------------
month commencing on the Initial Charter Hire Payment Date, and the last day of the Charter Term.

     "Charter  Hire  Payment  Date  Certificate"  has  the  meaning specified in
      -----------------------------------------
Section  3.4(b)  of  the  Depository  Agreement.

     "Charter  Margin"  means  either  or both of the Certificate Margin and the
      ---------------
Loan  Margin.

     "Charter  Residual  Risk  Amount"  means  18% of the Charter Balance at the
      -------------------------------
commencement  of  the  Base  Charter  Term.

     "Charter  Return" means the aggregate of the Series A Return and the Series
      ---------------
B  Return.

     "Charter  Supplement"  means Charter Supplement No. 1 or Charter Supplement
      -------------------
No.  2.

     "Charter  Supplement  No.  1"  means  that  Amended  and  Restated  Charter
      ---------------------------
Supplement No. 1 dated as of the Documentation Date, between the Charter Trustee and Deepwater.

     "Charter  Supplement  No.  1 Event of Default" has the meaning specified in
      --------------------------------------------
Section  4.1  of  Charter  Supplement  No.  1.

     "Charter  Supplement  No.  1  Payment  Date"  has  the meaning specified in
      ------------------------------------------
Section  3.1  of  Charter  Supplement  No.  1.

     "Charter  Supplement  No.  2"  means  that  Amended  and  Restated  Charter
      ---------------------------
Supplement No. 2 dated as of the Documentation Date, between the Charter Trustee and Deepwater.

     "Charter  Supplement  No.  2 Event of Default" has the meaning specified in
      --------------------------------------------
Section  4.1  of  Charter  Supplement  No.  2.

     "Charter  Supplement  No.  2  Payment  Date"  has  the meaning specified in
      ------------------------------------------
Section  3.1  of  Charter  Supplement  No.  2.

     "Charter Supplement Prepayment Amount" has the meaning specified in Section
      ------------------------------------
4.2(c)  of  the  Depository  Agreement.

     "Charter  Term"  has  the  meaning  specified  in Section 2.3 of the Master
      -------------
Charter.

     "Charter  Trust"  means  the  trust  created  pursuant to the Charter Trust
      --------------
Agreement.

     "Charter  Trust  Agreement"  means  that Amended and Restated Charter Trust
      -------------------------
Agreement (Deepwater Charter Trust 1999-A), dated as of the Documentation Date, between the Charter Trustee, the Certificate Purchasers and the Investment Trust.

     "Charter  Trust Certificates" means the Series A Charter Trust Certificates
      ---------------------------
and  the  Series  B  Charter  Trust  Certificate.

     "Charter  Trust  Company"  has the meaning specified in the preamble to the
      -----------------------
Charter  Trust  Agreement.

     "Charter  Trust  Estate"  has  the  meaning specified in Section 2.2 of the
      ----------------------
Charter  Trust  Agreement.

     "Charter  Trustee"  has  the  meaning  specified  in  the  preamble  to the
      ----------------
Participation  Agreement.

     "Charter Trustee Assignment" means the Amended and Restated Charter Trustee
      --------------------------
Assignment, dated as of the Documentation Date, between the Charter Trustee, the Investment Trustee and the Hedging Agreement Counterparties (if any).

     "Claims"  has  the  meaning  specified in Section 10.1 of the Participation
      ------
Agreement.

     "Classification  Society"  has the meaning specified in Section 10.1 of the
      -----------------------
Master  Charter.

     "Closing  Date"  means  August  31,  1999.
      -------------

     "Code"  means  the  Internal  Revenue  Code  of  1986,  as  amended.
      ----

     "Collateral"  means  the  Charter  Trustee's  rights  in the Drillship, the
      ----------
Account Collateral, the Collateral Documents and all other assets or property over which a Lien or security interest has purported to have been granted under the Security Documents.

     "Collateral  Documents"  has  the  meaning  specified in Section 2.1 of the
      ---------------------
Depository  Agreement.

     "Commercial  Paper Account" has the meaning specified in Section 2.2 of the
      -------------------------
LAPA  (Hatteras).

     "Commercial  Paper  Notes" means the Commercial Paper Notes (Hatteras), the
      ------------------------
Commercial  Paper  Notes  (Paradigm)  and  the Commercial Paper Notes (Liberty).

     "Commercial  Paper  Notes  (Hatteras)" shall mean commercial paper notes of
      ------------------------------------
the Conduit (Hatteras) issued pursuant to and in accordance with its program documents.

     "Commercial Paper Notes (Liberty)" shall mean commercial paper notes of the
      --------------------------------
Conduit (Liberty) issued pursuant to and in accordance with its program documents.

     "Commercial  Paper  Notes  (Paradigm)" shall mean commercial paper notes of
      ------------------------------------
the Conduit (Paradigm) issued pursuant to and in accordance with its program documents.

     "Commitment" means each or all of the Certificate Purchaser Commitment, the
      ----------
Liquidity  Purchaser  Commitment Amount and the Facility Loan Commitment Amount.

     "Competitor"  means  a Person who either (i) is engaged in the exploration,
      ----------
development, production, refinement, marketing or retailing of crude oil, petroleum products, natural gas or gas liquids or in providing marine contract drilling services for oil, gas or other hydrocarbons or (ii) has a material interest (whether held directly or indirectly) in, or is otherwise an Affiliate of, a Person that is engaged in the exploration, development, production, refinement, marketing or retailing of crude oil, petroleum products, natural gas or gas liquids or in providing marine contract drilling services for oil, gas or other hydrocarbons; provided, however, that a Person who is an institutional
                      --------   -------
investor or lender which is a passive investor or lender in the financing of equipment or facilities used in the exploration, development, production, refinement, marketing or retailing of crude oil, petroleum products, natural gas or gas liquids or in providing marine contract drilling services for oil, gas or other hydrocarbons or a passive investor in any Person described in clauses (i) or (ii) above shall not, solely by the reason of such investment or loan (including by reason of foreclosing on any facilities used by such Person), be deemed  to  be  a  "Competitor".
                    ----------

     "Condemnation"  means  (x)  the  permanent  and  complete  condemnation,
      ------------
requisition, confiscation, arrest, seizure or other taking of title or leasehold interest to the Drillship or any transfer  made  in lieu of any such actual or threatened action or proceeding or
(y) any condemnation other than a requisition of temporary use or requisition of use for a period scheduled to last beyond the end of the Charter Term or which in fact is continuing on the last day of the Charter Term even if not scheduled to last beyond the Charter Term, in either case resulting in the loss of use or possession of substantially all of the Drillship. A "Condemnation" shall be
                                                          ------------
deemed to have occurred on the earliest of the dates that use, title or a leasehold interest is taken.

     "Conduit  Advance"  has  the  meaning  specified  in  Section 2.3(b) of the
      ----------------
Participation  Agreement.

     "Conduit  Fee  Letter"  means  that  certain  fee  letter  dated  as of the
      --------------------
Documentation Date made by Deepwater for the benefit of the Conduit (Hatteras), the Conduit (Paradigm) and the Conduit (Liberty).

     "Conduit  (Hatteras)"  means  Hatteras  Funding  Corporation.
      -------------------

     "Conduit  (Liberty)"  means  Liberty  Street  Funding  Corp.
      ------------------

     "Conduit  Loan"  has  the  meaning  specified  in  Section  2.1 of the Loan
      -------------
Agreement.

     "Conduit  Loan  Amount"  means  each of the Conduit Loan Amount (Hatteras),
      ---------------------
Conduit  Loan  Amount  (Liberty)  and  Conduit  Loan  Amount  (Paradigm).

     "Conduit  Loan  Amount  (Hatteras)"  means  $126,470,589.
      ---------------------------------

     "Conduit  Loan  Amount  (Liberty)"  means  $50,000,000.
      --------------------------------

     "Conduit  Loan  Amount  (Paradigm)"  means  $52,076,267.
      ---------------------------------

     "Conduit  Loan  Events of Default" has the meaning specified in Section 6.1
      --------------------------------
of  the  Loan  Agreement.

     "Conduit  Notes"  has  the  meaning specified in Section 2.3(a) of the Loan
      --------------
Agreement.

     "Conduit  (Paradigm)"  means  Paradigm  Funding  LLC.
      -------------------

     "Conduit Portion" means a fraction, the numerator of which is the aggregate
      ---------------
face amount of Notes held by a Conduit and the denominator of which is the aggregate amount of all Notes then outstanding.

     "Conduits" means each of the Conduit (Hatteras), the Conduit (Paradigm) and
      --------
the  Conduit  (Liberty).

     "Conoco"  means  Conoco  Inc.  (formerly Conoco Energy Company), a Delaware
      ------
corporation.

     "Conoco  Charter"  means  the  charter  created  by  the Master Charter, as
      ---------------
supplemented  by  Charter  Supplement  No.  2.

     "Conoco  Drilling  Contract" means that Deepwater Drillship Contract, dated
      --------------------------
as of April 30, 1997, as assigned, amended and restated, between Frontier Deepwater Drilling Inc. and Deepwater.

     "Conoco  Drilling  Contract  Guaranty"  means  the  Amended  and  Restated
      ------------------------------------
Deepwater Drillship Project, Conoco Inc. Guaranty, dated as of August 31, 1999, given by Conoco Inc. in favor of Deepwater.

     "Conoco  Drilling  Party"  means  Frontier  Deepwater  Drilling  Inc.
      -----------------------

     "Conoco  Guaranty" means the Amended and Restated Conoco Guaranty, dated as
      ----------------
of the Documentation Date, given by Conoco in favor of the Trustees, the Investment Trust, the Administrative Agent, the Funding Participants, the
Hedging Agreement Counterparties, if any, and the other beneficiaries named therein.

     "Conoco  Series  A Charter Trust Certificate" means each certificate issued
      -------------------------------------------
to a Beneficial Owner from the Charter Trustee pursuant to Section 2.4(a) of the Participation Agreement and in accordance with the Charter Trust Agreement to evidence 40% of the Certificate Purchaser Amount of each such Beneficial Owner.

     "Conoco  Usage"  means  the number of days, rounded to the nearest day, the
      -------------
Drillship  has  been  utilized  under  the  Conoco  Drilling  Contract.

     "Construction  Contract"  means the Contract for Construction and Sale of a
      ----------------------
103,000 Metric Tons Displacement Drillship (Hull No. 1231), dated February 7, 1997, between the Buyer and the Builder.

     "Consumer  Price Index" means the Consumer Price Index of all Items for all
      ---------------------
Urban Consumers (1981-1983 = 100) published by the Bureau of Labor Statistics of the United States Department of Labor, as reported by the Wall Street Journal. If for any reason the Bureau of Labor Statistics does not furnish the Consumer Price Index, the parties instead shall mutually select, accept and use such other index or comparable statistics on the cost of living in Washington, D.C. that is computed and published by an agency of the United States or a responsible financial periodical of recognized authority.

     "Contract Payments" has the meaning specified in Section 6 of the Deepwater
      -----------------
Assignment.

     "Contribution"  has  the  meaning  specified  in  Section  2.3(a)  of  the
      ------------
Participation  Agreement.

     "Counterpart  Series A Charter Trust Certificate" has the meaning specified
      -----------------------------------------------
in  Section  2.4(c)  of  the  Participation  Agreement.

     "Coverage  Ratio"  means, (i) as of any Charter Hire Payment Date occurring
      ---------------
on or prior to the third Charter Hire Payment Date, the ratio of (x) the projected Revenues for the next three calendar months (beginning with the month following the month in which such Charter Hire Payment Date occurs) to (y) the aggregate amount of all payments (including projected

Operation and Maintenance Expenses) that will be required to be made under clauses "first" through "ninth" of Section 3.4(b) of the Depository Agreement during such three-month period, and (ii) thereafter, as of any Charter Hire Payment Date, the ratio of (A) the actual Revenues for the immediately preceding three calendar months (including the month in which such Charter Hire Payment Date occurs) to (B) the aggregate amount of all payments under clauses "first" through "eighth" of Section 3.4(b) of the Depository Agreement that were actually made during such three-month period or that would have been made during such period if there had been sufficient funds in the Operating Account at the time such payments were required to be made.

     "Covered  Assets"  shall mean, with respect to each Conduit, the loans made
      ---------------
by  such  Conduit  to  the  Investment  Trust  and  notes  related  thereto.

     "CP  Rate"  for any Return Period for any Conduit Loan means, the per annum
      --------
rate equivalent to the "weighted average cost" (as defined below) related to the issuance of the Commercial Paper Notes by the applicable Conduit that are allocated, in whole, or in part, by such Conduit or its Administrator to fund or maintain such Conduit Loan (and which may also be allocated in part to the funding of other assets of such Conduit); provided, however, that if any
                                                 --------   -------
component of such rate is a discount rate, in calculating the "CP Rate" for such
                                                               -------
Conduit Loans for such Return Period, a Conduit shall for such component use the rate resulting from converting such discount rate to an interest bearing equivalent rate per annum. As used in this definition, a Conduit's "weighted
                                                                        --------
average  cost" shall consist of (w) the daily weighted average interest rate (or
-------------
discount) paid to purchasers of the Commercial Paper Notes, together with the Dealer Fee, to the extent allocated, in whole or in part, to such Commercial Paper Notes by such Conduit or its Administrator, (x) certain documentation and transaction costs associated with the issuance of such Commercial Paper Notes,
(y) any incremental out-of-pocket carrying costs incurred with respect to Commercial Paper Notes allocated to such Conduit Loans and maturing on dates other than those on which corresponding funds are received by the Conduit and
(z) the actual interest rate paid on other borrowings by the Conduit, including borrowings to fund small or odd dollar amounts are not easily accommodated in the commercial paper market.

     "Credit  Support"  means (i) any direct or indirect payment by one Drilling
      ---------------
Party or its Affiliates to the other Drilling Party for the purpose of allowing such payee Drilling Party to meet its obligations under its respective Drilling Contract or (ii) any guaranty or other credit support by one Drilling Party or its Affiliates of the obligations of the other Drilling Party or its Affiliates for the purpose of allowing such benefited Drilling Party to meet its obligations under its respective Drilling Contract.

     "Cross  Charter  Default"  means, with respect to a Charter Supplement, the
      -----------------------
Charter  Event  of  Default  listed  in  Section  4.1(k)  thereof.

     "Day  Rate"  means  the  daily rate payable to Deepwater under the Drilling
      ---------
Contracts  for  the  use  of  the  Drillship.

     "Day  Rate  Commencement  Date"  means  March  31,  1999.
      -----------------------------

     "Dealer  Fee" has the meaning specified in each related Conduit Fee Letter.
      -----------

     "Deepwater"  has the meaning specified in the preamble to the Participation
      ---------
Agreement.

     "Deepwater  Assignment"  means  the  Assignment  Agreement, dated as of the
      ---------------------
Closing  Date,  between  Deepwater  and  the  Charter  Trustee.

     "Deepwater  Hedging Agreements" has the meaning specified in Section 6.5 of
      -----------------------------
the  Participation  Agreement.

     "Deepwater  Obligations"  means all of Deepwater's obligations (monetary or
      ----------------------
otherwise)  arising  under,  or  in  connection with, the Transaction Documents.

     "Deepwater Person" means Deepwater, any permitted subcharterer or any other
      ----------------
Person (other than the Charter Trustee, the Investment Trustee, the Investment Trust or any Funding Participant) using or in possession of the Drillship or any officer, director, employee or agent of any of the foregoing.

     "Default"  means  a  Charter  Default.
      -------

     "Defaulted  Amount"  has  the  meaning  specified  in  Section  7.9  of the
      -----------------
Participation  Agreement.

     "Defaulting Certificate Purchaser" has the meaning specified in Section 7.9
      --------------------------------
of  the  Participation  Agreement.

     "Defaulting  Drilling  Party"  means  (i) Frontier Deepwater Drilling Inc.,
      ---------------------------
where a Charter Supplement No. 2 Event of Default exists (but not a Charter Supplement No.1 Event of Default, other than a Cross Charter Default thereunder) or would exist but for the exercise of the Assumption Cure Right, the Non-Assumption Cure Right or the provision of Credit Support (except such
Charter Event of Default arising solely from the Cross Charter Default thereunder) or (ii) R&B Falcon Drilling (International & Deepwater) Inc., where a Charter Supplement No. 1 Event of Default exists (but not a Charter Supplement No. 2 Event of Default, other than a Cross Charter Default thereunder) or would exist but for the exercise of the Assumption Cure Right, the Non-Assumption Cure Right or the provision of Credit Support (except such Charter Event of Default arising solely from a Cross Charter Default thereunder).

     "Deposited  Amounts"  has  the  meaning  specified  in  Section  2.1 of the
      ------------------
Depository  Agreement.

     "Depository"  has  the  meaning specified in the preamble to the Depository
      ----------
Agreement.

     "Depository Agreement" means the Amended and Restated Depository Agreement,
      --------------------
dated as of the Documentation Date, among Deepwater, the Charter Trustee, the Investment Trust and the Depository.

     "Disbursement  Certificate"  means  an  Event  of  Loss  Certificate,  a
      -------------------------
Reimbursement and Proceeds Certificate, a Payment Date Certificate, a Permitted Contest Reserve Certificate, a Trustee Default Notice, a Hedging Agreement
Default Notice, a Drillship Sales Proceeds Certificate, a Termination Proceeds Certificate or a Permitted Contest Reserve Certificate.

     "Disbursement  Information" has the meaning specified in Section 4.3 of the
      -------------------------
Depository  Agreement.

     "Documentation  Date"  has  the  meaning specified in Section 3.1(a) of the
      -------------------
Participation  Agreement.

     "Dollars",  "US$"  and  "$"  means dollars in lawful currency of the United
      -------     ---         -
States.

     "Drawn  Rate"  means  the  Base Rate plus the Loan Margin or, to the extent
      -----------
that  the  Base  Rate  is  unavailable  or  illegal,  the  Alternate  Rate.

     "Drilling  Consent"  means  the  Amended  and  Restated  Acknowledgment and
      -----------------
Consent Agreement, dated as of the Documentation Date, by and among R&B Falcon Drilling (International & Deepwater) Inc., Frontier Deepwater Drilling Inc., Deepwater, the Charter Trustee and the Investment Trust.

     "Drilling  Contract"  means  the Conoco Drilling Contract or the R&B Falcon
      ------------------
Drilling  Contract.

     "Drilling Contract Guaranty" means the Conoco Drilling Contract Guaranty or
      --------------------------
the  Transocean  Drilling  Contract  Guaranty.

     "Drilling  Party"  means  Frontier  Deepwater  Drilling  Inc. or R&B Falcon
      ---------------
Drilling  (International  &  Deepwater)  Inc.  or, when used in the plural, both
Frontier Deepwater Drilling Inc. and R&B Falcon Drilling (International & Deepwater) Inc.

     "Drilling  Services  Agreement  Contractor"  means  R&B Falcon Drilling Co.
      -----------------------------------------

     "Drillship"  means  the  Vessel  together  with  the  OFE.
      ---------

     "Drillship  Sales  Proceeds" has the meaning specified in Section 3.6(a) of
      --------------------------
the  Depository  Agreement.

     "Drillship  Sales  Proceeds  Account"  has the meaning specified in Section
      -----------------------------------
3.6(a)  of  the  Depository  Agreement.

     "Drillship Sales Proceeds Certificate" has the meaning specified in Section
      ------------------------------------
3.6(b)  of  the  Depository  Agreement.

     "Effective  Date"  has  the  meaning  specified  in  Section  4.1  of  the
      ---------------
Participation  Agreement.

     "Eligible  Asset"  shall mean loans secured by interests in the Collateral,
      ---------------
including, but not limited to, any Covered Assets, which meet the criteria set forth in each Conduit's credit and investment policy, as amended from time to time, as of the date a loan is made in relation to such Eligible Asset or is purchased by any Conduit.

     "Environmental Claim" means any Claim arising out of or attributable to any
      -------------------
Environmental  Event  or  Hazardous  Activity.

     "Environmental  Event" means (i) any activity, occurrence or condition that
      --------------------
violates or results in noncompliance with any Environmental Law; (ii) any release of or potential release of any Hazardous Substance or Oil from the Drillship; (iii) any incident in which any Hazardous Substance or Oil is released or threatened to be released from a vessel other than the Drillship and which involves a collision between the Drillship and such other vessel or some incident of navigation or operation, in either case, in connection with which the Drillship is actually or potentially liable to be arrested and/or the Drillship or Deepwater and/or any operator or manager is at fault or allegedly at fault or otherwise liable to any legal or administrative action; or (iv) any other incident in which any Hazardous Substance or Oil is released or threatened to be released otherwise than from the Drillship in connection with which the Drillship is actually or potentially liable to be arrested and/or where Deepwater and/or any operator or manager of the Drillship is at fault or allegedly at fault or otherwise liable to any legal or administrative action.

     "Environmental  Law"  means all applicable international, foreign, federal,
      ------------------
state and local laws, regulations, conventions, treaties, written governmental agreements and written governmental policies that are legally binding, statutes, ordinances, codes, rules, directives, orders, decrees, judicial and administrative judgments and rules of common law, whether now or hereafter in effect, that relate in any way to Oil or any Hazardous Substance in connection with the regulation or protection of human health, natural resources or the environment.

     "ERISA"  means  the  Employee  Retirement  Income  Security  Act  of  1974.
      -----

     "Estimated  Interest  Period"  has the meaning specified in Section 2.16 of
      ---------------------------
the  Participation  Agreement.

     "Eurocurrency  Liabilities" has the meaning specified in Section 7.5 of the
      -------------------------
Participation  Agreement.

     "Event  of  Default"  means  a  Charter  Event  of  Default.
      ------------------

     "Event  of  Loss"  means  a Condemnation or the occurrence of an event that
      ---------------
results or would result in the termination of either Drilling Contract pursuant to Section 2.2.2 thereof.

     "Event  of Loss Certificate" has the meaning specified in Section 3.2(b) of
      --------------------------
the  Depository  Agreement.

     "Event  of  Loss  Proceeds  Account"  has  the meaning specified in Section
      ----------------------------------
3.2(a)  of  the  Depository  Agreement.

     "Excepted Rights" means, as to any Participant, the exclusive right of such
      ---------------
Participant to (i) retain all Excluded Amounts owing to it and (ii) to demand, collect or commence any action in equity or at law to obtain such payments and to enforce any judgment with respect thereto.

     "Excess  Charter  Return"  means, for any Return Period, an amount equal to
      -----------------------
the excess of (i) an amount equal to the product of the applicable Return Rate times the Charter Balance set forth on Schedule I to the Master Charter opposite the Charter Hire Payment Date under the heading "Charter Balance" over (ii) an amount equal to the product of the applicable Return Rate times the actual Charter Balance (or portion thereof) allocable to such Return Period as of the first day of such Return Period.

     "Excess  Funds" means (i) with respect to the Conduit (Hatteras), (a) prior
      -------------
to a Foreclosure Event (as defined in the LAPA (Hatteras)), all funds not required after giving effect to all amounts on deposit in the Commercial Paper Account (Hatteras) to pay or provide for the payment of all Commercial Paper Notes (Hatteras) of the Conduit (Hatteras) maturing on the date of such determination or that have previously matured but remain unpaid and (b) after the occurrence of a Foreclosure Event (as defined in the LAPA (Hatteras)), means all funds not required to pay or provide for the payment of all Outstanding Commercial Paper Notes of the Conduit (Hatteras) or Commercial Paper Notes of the Conduit (Hatteras) that have previously matured but remain unpaid, (ii) with respect to the Conduit (Liberty) and the Conduit (Paradigm), all funds of such Conduit which may be used to make the applicable payment and which are not required to repay the Face Amount of the Commercial Paper Notes and other obligations of each Conduit under its program documents when due; provided, that
                                                                  --------  ----
after giving effect to such payment either (x) such Conduit could issue Commercial Paper Notes or obtain loans under its program documents (assuming such outstanding Commercial Paper Notes and other obligations matured at such time) in accordance with the program documents or (y) all Commercial Paper Notes and other obligations are paid in full.

     "Excluded  Accounts"  means (i) the Permitted Contest Reserve Account; (ii)
      ------------------
the Event of Loss Proceeds Account and (iii) the Reimbursement and Proceeds Account.

     "Excluded  Amounts"  means
      -----------------

     (i) all indemnity payments and expenses to which any Indemnitee is entitled pursuant to the Transaction Documents;

     (ii) any amounts payable under any Transaction Document to reimburse the Charter Trustee, any Agent or any other Participant (including the reasonable expenses of any such Person incurred in connection with any such payment) for performing any of the obligations of Deepwater under and as permitted by any Transaction Document;

    (iii) any insurance proceeds (or payments with respect to risks self-insured or policy deductibles) under liability policies payable to the Charter Trustee, any Agent or any other Participant (or any such Person's successors, assigns, agents, trustees, officers, directors or employees);

     (iv) any insurance proceeds under policies maintained by the Charter Trustee, any Agent or any other Participant and not required to be maintained by Deepwater under the Charter;

     (v) any amount payable by Deepwater pursuant to Sections 3.2(i) and 4.2(j) of the Participation Agreement, whether or not such amounts are or can be characterized as a Supplemental Hire; and

     (vi) any payments of interest, yield or Charter Return on payments referred to in clauses (a) through (e) above.
                  ------------           ---

     "Extension  Notice" has the meaning specified in Section 20.2 of the Master
      -----------------
Charter.

     "Extension  Term" means any period which immediately follows the end of the
      ---------------
Base Charter Term with respect to which Deepwater has requested an extension of the Charter Term pursuant to Section 20.2 of the Master Charter, and such request has been granted pursuant to such Section 20.2.

     "Face Amount" shall mean with respect to Commercial Paper Notes issued on a
      -----------
discount basis, the face amount thereof and with respect to Commercial Paper Notes issued on an interest-bearing basis, the amount of principal plus interest payable at maturity in respect of such Commercial Paper Notes.

     "Facility  Fee"  has  the  meaning  specified  in  Section  2.14  of  the
      -------------
Participation  Agreement.

     "Facility  Loan"  has  the  meaning specified in Section 2.1(b) of the Loan
      --------------
Agreement.

     "Facility  Loan Commitment" means the percentage set forth on the Schedules
      -------------------------
to the Loan Agreement under the heading "Facility Loan Commitment" opposite the names of each Liquidity Purchaser.

     "Facility  Loan  Commitment  Amount"  means  the  amounts  set forth on the
      ----------------------------------
Schedules to the Loan Agreement under the heading "Facility Loan Commitment Amount" opposite the names of each Liquidity Purchaser.

     "Facility  Note"  has  the  meaning specified in Section 2.3(b) of the Loan
      --------------
Agreement.

     "Federal  Funds  Rate" means, for any day, the rate set forth in the weekly
      --------------------
statistical release designated as H.15(519), or any successor publication, published by the Federal Reserve Bank of New York (including any such successor "H.15(519)") on the preceding Business Day opposite the caption "Federal Funds (Effective)"; or, if for any relevant day such rate is not so published on any such preceding Business Day, the rate for such day shall be the arithmetic mean as determined by the Charter Trustee of the rates for the last transaction in overnight Federal Funds arranged prior to 9 a.m. (New York City time) on that day by each of the three leading brokers of Federal Funds transactions in New York City selected by the Charter Trustee.

     "Fees"  means  each  fee  set forth in Section 2.14(b) of the Participation
      ----
Agreement  or  in  each  Fee  Letter.

     "Fee  Letters"  means  the  Upfront Fee Letters and the Conduit Fee Letter.
      ------------

     "Force  Majeure  Event"  means  any  excused or permissible delay under the
      ---------------------
Drilling Contracts, if fulfillment has been delayed, hindered or prevented by any circumstance of whatsoever nature, including financial or economic conditions in general, hostilities, restraints of rulers or people, revolution, civil commotion, strike, labor disturbances, epidemic, accident, fire, lightning, flood, wind, storm, earthquake, explosion, blow-out, crater, blockade, embargo, lack of or failure of transportation facilities, inability, despite Deepwater's best efforts, to arrange or secure importation, exportation or permits, or any law, proclamation, regulation, ordinance, demand or requirement of any government or any government agency having or claiming to have jurisdiction over the operations of or with respect to the Drillship or any part thereof, or over Deepwater or any act of God, or any other act of government or act or omission of a supplier.

     "Frontier  Deepwater Drilling Inc." means Frontier Deepwater Drilling Inc.,
      --------------------------------
a  Delaware  corporation.

     "Frontier Portion" means with respect to any Return Period, a fraction, the
      ----------------
numerator of which is the number of hours, rounded to the nearest half hour, the Drillship has been utilized under the Conoco Drilling Contract during the relevant Return Period and the denominator of which is the product of the actual number of days in such Return Period and 24 hours.

     "Funding"  means  Contributions,  Advances  and/or  Liquidity  Purchases.
      -------

     "Funding  Participant"  means any or all Liquidity Purchasers, Conduits and
      --------------------
Certificate  Purchasers.

     "Funding  Participant  Liens"  means  Liens on or against any or all of the
      ---------------------------
Drillship, the Trust Estate, the Investment Trust, the Charter or any payment of Charter Hire which results from (a) any act or omission of, or any Claim against any Funding Participant in any case unrelated to the transactions contemplated by the Transaction Documents (including any Liens arising as a result of a voluntary transfer of all or any portion of either Trust Estate, other than any voluntary transfer after a Charter Event of Default or a transfer to Deepwater pursuant to the Charter), (b) any Tax owed by any such Person, except for any Tax required to be paid by Deepwater under the Transaction Documents, including any Tax for which Deepwater is obligated to indemnify such Person under the General Tax Indemnity, or (c) any act or omission of such Person that is in breach of any of the covenants or agreements of the Transaction Documents.

     "Funding  Participant  Replacement Conditions" has the meaning specified in
      --------------------------------------------
Section  4.4  of  the  Participation  Agreement.

     "GAAP"  means  United  States  generally  accepted  accounting  principles
      ----
(including principles of consolidation and characterization), in effect from time to time, consistently applied.

     "General  Indemnity"  means  the indemnity provided by Deepwater to various
      ------------------
parties pursuant to Section 10.1 (subject to Section 10.2) of the Participation Agreement.

     "General  Tax  Indemnity"  means  the  indemnity  provided  by Deepwater to
      -----------------------
various  parties  pursuant  to  Section  10.4  of  the  Participation Agreement.

     "Government  Action"  means  all  permits,  authorizations,  registrations,
      ------------------
consents, approvals, waivers, exceptions, variances, orders, judgments, decrees, licenses, exemptions, publications, filings, notices to and declarations of or with, or required by, any Government Authority, or required by any Applicable Law, and shall include, without limitation, all environmental and operating permits and licenses that are required for the full use and operation of the Drillship (or any part thereof).

     "Government  Authority"  means any nation or government, any state, county,
      ---------------------
province, municipality or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

     "Guarantor's  Percentage"  means
      -----------------------

     (i) with respect to Conoco, (a) its Applicable Percentage of the Charter Balance minus the Certificate Purchaser Amounts and Lender Amounts
              -----
     purchased by Conoco pursuant to Section 9.4 of the Participation Agreement divided by (b) 100% of the Charter Balance; provided, however, that in no
     -----------                                   --------  -------
     event  shall  the percentage calculated by this clause (i) be less than 0%;
                                                     ----------
     and

     (ii) with respect to Transocean, (a) its Applicable Percentage of the Charter Balance minus the Certificate Purchaser Amounts and Lender Amounts
                      -----
     purchased by Transocean pursuant to Section 9.4 of the Participation Agreement divided by (b) 100% of the Charter Balance; provided, however,
                -----------                                   --------  -------
     that  in  no  event  shall the percentage calculated by this clause (ii) be
                                                                  -----------
     less  than  0%.

     "Guaranty"  by  any Person, means any obligation or arrangement, contingent
      --------
or otherwise, of such Person directly or indirectly guaranteeing or otherwise becoming contingently liable upon any Indebtedness or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (i) to secure, purchase or pay (or advance or supply funds for the purchase or payment
of) such Indebtedness or other obligation of such other Person (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to provide collateral security, to take-or-pay, or to maintain financial statement conditions or otherwise) or (ii) to the extent that such an arrangement would be considered to be a guaranty under GAAP, entered into for the purpose of assuring in any other manner the obligee of such Indebtedness or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part); provided, that the term Guaranty shall not include endorsements for collection
--------
or deposit in the ordinary course of business. The term "Guaranty" used as a verb has a corresponding meaning.

     "Hazardous  Activity" means any activity, process, procedure or undertaking
      -------------------
that directly or indirectly (i) produces, generates or creates any Hazardous Substance; (ii) causes or results in (or threatens to cause or result in) the Release of any Hazardous Substance into the environment (including air, surface water, groundwater, drinking water, land (including surface or subsurface) and plant, aquatic and animal life); (iii) involves the containment or storage of any Hazardous Substance; or (iv) would be regulated as hazardous waste treatment, storage or disposal within the meaning of any Environmental Law.

     "Hazardous  Substance"  means  any  of  the  following:  (i)  explosives,
      --------------------
radioactive materials, asbestos, polychlorinated biphenyls, lead and radon gas; or (ii) any substance, material, product, derivative, compound, mixture, mineral, chemical, waste, gas, medical waste, or pollutant, in each case whether naturally occurring, human-made or the by-product of any process, that is considered under any applicable Environmental Law to be toxic, corrosive, flammable, carcinogenic, mutagenic or hazardous to the environment or human health; provided, however, that the term "Hazardous Substance"
                --------   -------
specifically  does  not  include  Oil.

     "Head  Lease"  means  the  lease agreement (if any) under which the Charter
      -----------
Trustee leases the Drillship from the Head Lessor in accordance with Section 4.3 of the Participation Agreement.

     "Head  Lease  Defeasance Arrangements" has the meaning specified in Section
      ------------------------------------
4.3  of  the  Participation  Agreement.

     "Head  Lease Documents" means the Head Lease, the Head Lease Loan, the Head
      ---------------------
Lease Defeasance Agreement and any other documents entered into in connection with the Head Lease Transaction.

     "Head  Lease  Loan"  has  the  meaning  specified  in  Section  4.3  of the
      -----------------
Participation  Agreement.

     "Head  Lease  Transaction"  has the meaning specified in Section 4.3 of the
      ------------------------
Participation  Agreement.

     "Head  Lessor"  means  the  lessor  under  the  Head  Lease.
      ------------

     "Hedging  Agreement  Counterparty" means the counterparty under any Hedging
      --------------------------------
Agreement.

     "Hedging  Agreement  Default  Notice"  means a notice given by each Hedging
      -----------------------------------
Agreement Counterparty, if any, setting forth disbursements to be made to such Hedging Agreement Counterparty as indicated in either Section 4.2(b), Section 4.2(c) or Section 4.2(d) of the Depository Agreement.

     "Hedging  Agreement  Obligations" means all of the obligations (monetary or
      -------------------------------
otherwise) of the Charter Trustee arising under or in connection with the Hedging Agreements.

     "Hedging  Agreements"  has  the  meaning  specified  in  Section 6.5 of the
      -------------------
Participation  Agreement.

     "Illegality  Event"  has  the  meaning  specified  in  Section  7.1  of the
      -----------------
Participation  Agreement.

     "Indebtedness"  of  any  Person means at any date, without duplication, (i)
      ------------
all obligations of such Person for borrowed money; (ii) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments; (iii) whether or not so included as liabilities in accordance with GAAP, all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable arising in the ordinary course of business; (iv) all obligations of such Person to reimburse any bank or other Person in respect of amounts payable under a banker's acceptance; (v) all obligations of such Person, contingent or otherwise, relative to the face amount of all letters of credit, whether or not drawn; (vi) all indebtedness (including indebtedness arising under title retention or conditional sales agreements) secured by a Lien on any asset of any Person, whether or not such indebtedness is assumed by such Person or is of limited recourse (provided, that, for purposes of this clause (vi), non-recourse
           --------                                   ------------
indebtedness in excess of the value of the asset securing such indebtedness shall not be counted); (vii) all obligations of such Person as lessee under leases which have been or should be, in accordance with GAAP, recorded as capital or operating leases; and (viii) all indebtedness of others Guaranteed by such Person.

     "Indemnified  Party"  has  the  meaning  specified  in  Section 10.1 of the
      ------------------
Participation  Agreement.

     "Initial  Charter  Hire  Payment  Date"  means the last Business Day of the
      -------------------------------------
first  full  calendar  month  following  the  Closing  Date.

     "Initial  Charter  Margin  Adjustment  Date"  means  October  1,  2001.
      ------------------------------------------

     "Institutional  Investor"  means  any  Accredited  Investor,  excluding any
      -----------------------
individual  or  natural  person.

     "Insurance Beneficiary" has the meaning specified in Section 14.2(d) of the
      ---------------------
Master  Charter.

     "Insurance  Requirements"  means  all terms and conditions of any insurance
      -----------------------
policy either required by the Master Charter to be maintained by Deepwater and all requirements of the issuer of any such policy; provided, however, that if
                                                      --------  -------
Deepwater is entitled to self-insure certain risks in lieu of maintaining the insurance coverages required under Article XIV of the Master Charter, "Insurance Requirements" means the standard terms of any insurance policies (including casualty and general liability) and all requirements commonly prescribed by the issuers of such policies which otherwise would be required to be maintained by Deepwater absent the permitted self-insurance.

     "Interim  Class  Certificate"  means  a  certificate  issued  by  the
      ---------------------------
Classification Society evidencing the class of the Drillship to be delivered by the Builder to Deepwater.

     "Inverse  R&B  Usage  Ratio"  means  the  R&B  Usage  Ratio  minus  one.
      --------------------------                                  -----

     "Investment  Companies  Act" means the Investment Companies Act of 1940, as
      --------------------------
amended,  together  with  the  rules  and  regulations  promulgated  thereunder.

     "Investment  Grade" means BBB- and Baa3 by S&P and Moody's, respectively or
      -----------------
any  equivalent  rating  by  any  other  nationally  recognized  rating  agency.

     "Investment  Trust"  means  Deepwater  Investment  Trust 1999-A, a Delaware
      -----------------
business  trust.

     "Investment  Trust  Agreement"  means  the  Amended and Restated Investment
      ----------------------------
Trust Agreement (Deepwater Investment Trust 1999-A) dated as of the Documentation Date, between Wilmington Trust FSB, as trustee, and the Investment Trust Beneficiary.

     "Investment  Trust  Amount" means, with respect to the Investment Trust, at
      -------------------------
any  given  time,  the  aggregate  amount  advanced  by  the  Lenders  minus any
                                                                       -----
distributions  made  which  have the effect of reducing the Lender Balance, plus
                                                                            ----
any Postponement Interest capitalized pursuant to Section 2.8 of the Participation Agreement.

     "Investment Trust Beneficiary" has the meaning specified in Section 11.1(b)
      ----------------------------
of  the  Participation  Agreement.

      Investment  Trustee"  has  the  meaning  specified  in the preamble to the
      -------------------
Participation  Agreement.

     "LAPA (Hatteras)" means the Liquidity Asset Purchase Agreement, dated as of
      ---------------
the Documentation Date among the Conduit (Hatteras), the Liquidity Purchasers (Hatteras), the Liquidity Agent (Hatteras) and the Administrator (Hatteras).

     "LAPA  (Liberty)" means the Liquidity Asset Purchase Agreement, dated as of
      ---------------
the Documentation Date among the Conduit (Liberty), the Liquidity Purchasers (Liberty) and the Liquidity Agent (Liberty) and the Administrator (Liberty).

     "LAPA (Paradigm)" means the Liquidity Asset Purchase Agreement, dated as of
      ---------------
the Documentation Date among the Conduit (Paradigm), the Liquidity Purchasers (Paradigm) and the Liquidity Agent (Paradigm) and the Administrator (Paradigm).

     "LAPAs"  means each of LAPA (Hatteras), LAPA (Liberty) and LAPA (Paradigm).
      -----

      "Lender  Amount"  means,  with  respect  to  each  Lender,  the  aggregate
       --------------
outstanding  amount  of  its  Notes.

     "Lender  Balance"  means,  at  any  given time, the aggregate amount of all
      ---------------
Lender  Amounts  plus  any Postponement Interest capitalized pursuant to Section
2.8  of  the  Participation  Agreement.

     "Lenders  (Hatteras)" has the meaning specified in the preamble to the Loan
      -------------------
Agreement.

     "Lenders  (Liberty)"  has the meaning specified in the preamble to the Loan
      ------------------
Agreement.

     "Lenders  (Paradigm)" has the meaning specified in the preamble to the Loan
      -------------------
Agreement.

     "Lender  Portion"  means,  with respect to any amount, ninety seven percent
      ---------------
(97%)  of  such  amount.

     "Lenders"  means each of Lenders (Hatteras), Lenders (Paradigm) and Lenders
      -------
(Liberty).

     "LIBOR"  means,  for  any  Return  Period,  the rate per annum equal to the
      -----
offered rate (rounded upwards, if necessary, to the next higher 1/100th of 1%) which appears on the Telerate Page 3750, British Bankers Association Interest Settlement Rates (or such other system for the purpose of displaying rates of leading reference banks in the London interbank market that replaces such system) as of 11:00 a.m. (London time) for deposits in Dollars on the day two
(2) Business Days prior to the first day of such Return Period in an amount approximately equal to the principal amount of the Certificate Purchaser Amounts and Lender Amounts to which such Return Period is to apply and for a period corresponding as nearly as possible to such Return Period; provided, that, if no
                                                           --------
such rate appears on Telerate Page 3750 it shall be (i), so long as any Hedging Agreements are in effect, the "Floating Rate" as defined in the Hedging Agreements or (ii) if no Hedging Agreements are in effect, the rate of interest then offered to prime banks in the London interbank Eurodollar market by Bank of America for deposits in U.S. Dollars.

     "Lien"  means  any  mortgage,  pledge,  lien,  charge,  encumbrance, lease,
      ----
sublease, charter, subcharter, right, security interest, rights in rem of any kind or claim of whatever nature or description against any property or asset.

     "Liquidity  Agent  (Hatteras)" has the meaning specified in the Preamble to
      ----------------------------
the  Loan  Agreement.

     "Liquidity  Agent  (Liberty)"  has the meaning specified in the Preamble to
      ---------------------------
the  Loan  Agreement.

     "Liquidity  Agent  (Paradigm)" has the meaning specified in the Preamble to
      ----------------------------
the  Loan  Agreement.

     "Liquidity  Agents"  means  each  of  the  Liquidity  Agent (Hatteras), the
      -----------------
Liquidity  Agent  (Paradigm)  and  the  Liquidity  Agent  (Liberty).

     "Liquidity  Purchase" means the purchase of a Percentage Interest under any
      -------------------
LAPA (and as described in the Loan Agreement) by the Applicable Liquidity Purchaser.

     "Liquidity  Purchaser  Advance" has the meaning specified in Section 2.3(b)
      -----------------------------
of  the  Participation  Agreement.

     "Liquidity Purchaser (Hatteras)" means each financial institution listed on
      ------------------------------
the signature page of the LAPA (Hatteras) under the caption "Liquidity Purchasers," and each other financial institution that has become a "Liquidity Purchaser," under the LAPA (Hatteras).

     "Liquidity  Purchaser  (Liberty)" has the meaning specified in the preamble
      -------------------------------
to  the  Loan  Agreement.

     "Liquidity  Purchaser (Paradigm)" has the meaning specified in the preamble
      -------------------------------
to  the  Loan  Agreement.

     "Liquidity  Purchaser  Commitment"  means  each  Liquidity  Purchaser's
      --------------------------------
obligation (i) to purchase Percentage Interests under each LAPA from the respective Conduit and (ii) to make Facility Loans under the Loan Agreement.

     "Liquidity  Purchaser  Commitment  Amount"  means,  with  respect  to  each
      ----------------------------------------
Liquidity Purchaser, the amount set forth on the signature pages to each LAPA opposite the name of such Liquidity Purchaser, which amount may be adjusted pursuant to each LAPA.

     Liquidity  Purchaser  Commitment  Percentage"  means,  with respect to each
     --------------------------------------------
Liquidity Purchaser, the percentage set forth on the signature pages to each LAPA opposite the name of such Liquidity Purchaser, which amount may be adjusted pursuant to each LAPA.

     "Liquidity  Purchaser  Portion" means a fraction, the numerator of which is
      -----------------------------
the aggregate face amount of Notes held by all Liquidity Purchasers and the denominator of which is the aggregate face amount of all Notes then outstanding

     "Liquidity  Purchasers"  means each of the Liquidity Purchasers (Hatteras),
      ---------------------
the  Liquidity  Purchasers  (Paradigm)  and  the Liquidity Purchasers (Liberty).

     "LLC  Agreement"  means  the  LLC  Agreement,  dated  as of April 30, 1997,
      --------------
between  the  Members.

     "Loan Agreement" means the Loan Agreement, dated the date hereof, among the
      --------------
Borrower, each Conduit, each Administrator, each Liquidity Agent and each Liquidity Purchaser.

     "Loan  Margin" means 100.0 basis points per annum so long as the ratings of
      ------------
both Transocean and Conoco are at or above Investment Grade or otherwise 150.0 basis points per annum.

     "Loan  Return  Rate"  means  (i)  with  respect  to  Lender  Amounts of the
      ------------------
Liquidity Purchasers, the Drawn Rate and (ii) with respect to Lender Amounts of each Conduit, the CP Rate to the extent such Lender Amount is funded through the issuance of Commercial Paper Notes and the Drawn Rate (subject to Section 2.5 of the Loan Agreement) to the extent such Lender Amount is otherwise funded.

     "Loans"  means  the  Conduit  Loans  and  the  Facility  Loans.
      -----

     "Majority Funding Participants" means, as of the date of determination, the
      -----------------------------
Funding Participants that have an aggregate of Certificate Purchaser Amounts, Lender Amounts and unfunded Commitments that in the aggregate represent more than 50% of the sum of Charter Balance and all unfunded Commitments. For purposes of this definition, no Purchasing Party shall be considered a "Funding Participant" and any interest of any Purchasing Party shall be subtracted from the outstanding Charter Balance solely for the calculation of Majority Funding Participants.

     "Mandatory  Funding  Event"  has the meaning specified in Schedule 2 to the
      -------------------------
LAPA  (Hatteras).

     "Marketing  Period"  means  the  period commencing on the date which is 180
      -----------------
days prior to the Scheduled Charter Expiration Date and ending on the Scheduled Charter Expiration Date.

     "Master Charter" means the bareboat Amended and Restated Master Charter and
      --------------
Sale and Purchase Agreement for a Vessel, dated as of the Documentation Date, among Deepwater and the Charter Trustee, excluding both Charter Supplement No. 1 and Charter Supplement No. 2.

     "Material  Adverse  Effect"  means,  with  respect to Conoco, Transocean or
      -------------------------
Deepwater, an event or events, condition or conditions, circumstance or circumstances which individually or in the aggregate could be reasonably expected to:

          (iii) have a material adverse effect on the financial condition, business, assets or operations of Conoco, Transocean or Deepwater;

          (iv) have a material adverse effect on Deepwater's, Conoco's or Transocean's ability to perform its respective obligations under the Transaction Documents to which it is a party;

          (v) have a material adverse effect on the title, priority or perfection of the Participants' interest in the Drillship;

          (vi) have a material adverse effect on the validity, legality or enforceability of any material provision of any Transaction Document or on the rights or remedies of any of the Participants under the Transaction Documents;

          (vii) have a material adverse effect on the value, utility or remaining useful life of the Drillship; or

          (viii) result in criminal liability or material civil liability to any Indemnitee or forfeiture or loss of the Drillship.

     "Material Default" means a Charter Default described in Section 4.1(a), (e)
      ----------------
or  (f)  of  either  Charter  Supplement  No.  1  or  Charter  Supplement No. 2.

     "Maturity  Date"  means  the  last  day  of  the  Charter  Term.
      --------------

     "Maximum  Residual  Guaranty  Amount"  means  as  of  any  date the sum of:
      -----------------------------------

     (i) the Charter Balance on such date (reduced by any payment of Charter Supplement Prepayment Amount of Termination Value under Section 4.2(c) of the Depository Agreement), plus any accrued and unpaid Charter Return, minus the Charter Residual Risk Amount as of such date; and
     -----

     (ii)  all  accrued  and  unpaid  Supplemental  Hire (not included in clause
     (i)).

     "Member"  means  each  of  RBF  Deepwater  Exploration  II  Inc. and Conoco
      ------
Development  II  Inc.

     "Minimum  Specifications" means each of the following criteria with respect
      -----------------------
to  the  Drillship:  (i)  upon final sea trial, speed shall not be more than two
(2)  knots lower than the
guaranteed speed specified in Paragraph 2 of Article I of the Construction Contract; (ii) actual fuel consumption shall not be more than ten percent (10%) in excess of the guaranteed fuel consumption specified in Paragraph 2 of Article I of the Construction Contract; (iii) the capacity of the "Extended Well Test" tanks, including slop tanks, shall not be less than 14,310 cubic meters; and
(iv) the actual displacement of the Drillship shall not vary by more than 3,500 metric tons (whether higher or lower) from the guaranteed displacement of the Drillship specified in Paragraph 2 of Article I of the Construction Contract.

     "Modifications"  has  the  meaning  specified in Section 11.1 of the Master
      -------------
Charter.

     "Moody's"  means  Moody's  Investors  Service,  Inc.
      -------

     "NAIC  Annual Statement" has the meaning specified in Section 5.4(d) of the
      ----------------------
Participation  Agreement.

     "Net  Sales Proceeds" has the meaning specified in Section 20.3(iii) of the
      -------------------
Master  Charter.

     "Non-Assumption Cure Right" has the meaning specified in Section 16.5(a) of
      -------------------------
the  Master  Charter.

     "Non-Defaulting Certificate Purchaser" has the meaning specified in Section
      ------------------------------------
7.9  of  the  Participation  Agreement.

     "Non-Defaulting Drilling Party" means (i) Frontier Deepwater Drilling Inc.,
      -----------------------------
provided that no Charter Supplement No. 2 Event of Default exists (except such Charter Event of Default arising solely from the Cross Charter Default thereunder) or (ii) R&B Falcon Drilling (International & Deepwater) Inc., provided that no Charter Supplement No. 1 Event of Default exists (except such Charter Event of Default arising solely from the Cross Charter Default thereunder).

     "Non-Recourse  Party"  means  any Member, its respective Affiliates and its
      -------------------
past, present or future officers, directors, employees, shareholders, agents or representatives.

     "Note  Payment"  means  Basic  Hire  due  and  payable  under  the Charter,
      -------------
excluding  any  accrued  and  unpaid  Series  A  Return  then  due  and payable.

     "Notes"  has the meaning specified in Section 2.3(b) of the Loan Agreement.
      -----

     "Obligation"  has  the  meaning  specified  in  Section  22.1 of the Master
      ----------
Charter.

     "OFE"  means  owner-furnished  equipment,  more  specifically  described in
      ---
Schedule  3  to  the  Participation  Agreement.

     "Officer's  Certificate"  means  a  certificate  signed  by  any individual
      ----------------------
holding the office of vice president, treasurer, assistant treasurer or higher, which certificate shall certify as true and correct the subject matter being certified to in such certificate.

     "Oil"  means  oil  of any kind or in any form, including but not limited to
      ---
petroleum, fuel oil, sludge, oil refuse, and oil mixed with wastes other than dredged spoil, but not including petroleum (including crude oil or any fraction thereof) which is specifically listed or designated as a hazardous substance under subparagraphs (A) through (F) of Section 101(14) of CERCLA.

     "Operating  Account"  has  the  meaning  specified in Section 3.4(a) of the
      ------------------
Depository  Agreement.

     "Operation  and  Maintenance  Expenses"  means  all  amounts  necessary for
      -------------------------------------
Deepwater to man, victual, navigate, operate, supply, fuel, repair, maintain the Drillship in accordance with the requirements of the Drilling Contracts and the Charter and shall include, without limitation, payments under Deepwater's contracts for marine and drilling services, payments to any Permitted Service Provider, premiums on insurance policies, fees, costs and expenses in connection with any Deepwater Hedging Agreements or Hedging Agreements (excluding amounts payable in connection with an early termination), property and other taxes
(other than income taxes), costs of fuel and fuel supply, waste disposal, expenses for repairs and maintenance required in order to maintain the Drillship in accordance with the Drilling Contracts and in accordance with the Charter
(including expenses for inspections and drydocking maintenance), the costs of all Modifications required or permitted under the Charter and all shore-based support expenses and warehouse costs attributable to any of the foregoing; provided, however, that Operation and Maintenance Expenses shall not include any
--------  -------
amounts  for  which  Deepwater  is  entitled  to  a  Reimbursement.

     "Optional  Modifications"  has the meaning specified in Section 11.1 of the
      -----------------------
Master  Charter.

     "Original  Certificate  Purchasers"  mean  the  Persons  specified  in  the
      ---------------------------------
Original  Participation  Agreement  as  certificate  purchasers  therein.

     "Original  Certificates"  means the Original Series A Trust Certificate and
      ----------------------
the  Original  Investment  Trust  Certificate.

     "Original  Charter  Supplement"  shall mean the Original Charter Supplement
      -----------------------------
No.  1  or  the  Original  Charter  Supplement  No.  2.

     "Original  Charter  Supplement  No.  1"  shall  mean  the  Original Charter
      -------------------------------------
Supplement No. 1, dated the Closing Date, between the Charter Trustee and Deepwater.

     "Original  Charter  Supplement  No.  2"  shall  mean  the  Original Charter
      -------------------------------------
Supplement No. 2, dated the Closing Date, between the Charter Trustee and Deepwater.

     "Original Charter Trust Agreement" means the Charter Trust Agreement, dated
      --------------------------------
the Closing Date, among the beneficial owners named therein, Charter Trustee and Investment Trust.

     "Original  Conoco  Guaranty"  means  the  Conoco Guaranty as defined in the
      --------------------------
Original  Participation  Agreement.

     "Original  Depository  Agreement" means the Depository Agreement, dated the
      -------------------------------
Closing Date, among Deepwater, the Charter Trustee, the Investment Trust and the Depository.

     "Original Drilling Consent" means the Acknowledgment and Consent Agreement,
      -------------------------
dated as of the Closing Date, by and among R&B Falcon Drilling (International & Deepwater) Inc., Frontier Deepwater Drilling Inc., Deepwater, the Charter Trustee and the Investment Trust.

     "Original Investment Trust Agreement" means the Investment Trust Agreement,
      -----------------------------------
dated the Closing Date, among the Original Certificate Purchasers, the Investment Trustee and a co-investment trustee.

     "Original  Investment  Trust Certificates" means each certificate issued to
      ----------------------------------------
the Original Certificate Purchasers by the Investment Trust pursuant to Section 2.1(d) of the Original Participation Agreement and in accordance with the Original Trust Agreements.

     "Original Master Charter" has the meaning specified in the first recital to
      -----------------------
the  Master  Charter.

     "Original  Participation Agreement" has the meaning specified in the second
      ---------------------------------
recital  to  the  Participation  Agreement.

     "Original  Series A Trust Certificate" means each certificate issued to the
      ------------------------------------
Original Certificate Purchasers by the Charter Trustee pursuant to Section 2.1(b) of the Original Participation Agreement and in accordance with the Original Charter Trust Agreement.

     "Original  Series  B Trust Certificate" means the certificate issued to the
      -------------------------------------
Investment Trust pursuant to Section 2.1(f) of the Original Participation Agreement and in accordance with the Original Charter Trust Agreement.

     "Original  Transaction  Documents"  means:
      --------------------------------

          (i)    the Original Participation Agreement;
          (ii)   the Original Charter Trust Agreement;
          (iii)  the Original Investment Trust Agreement;
          (iv)   the Deepwater Hedging Agreements, if any;
          (v)    the Hedging Agreements, if any;
          (vi)   the Original Drilling Consent;
          (vii)  the Original Master Charter;
          (viii) the Original Charter Supplement No. 1;
          (ix)   the Original Charter Supplement No. 2;
          (x)    the Protocol of Delivery and Acceptance;
          (xi) the Security Documents as defined in the Original Participation Agreement;
          (xii)  the Original Certificates;
          (xiii) the Original Conoco Guaranty; and
          (xiv) the R&B Falcon Guaranty as defined in the Original Participation Agreement.

     "Other Supplement" (i) when used in Charter Supplement No. 1, means Charter
      ----------------
Supplement  No.  2  or (ii) when used in Charter Supplement No. 2, means Charter
Supplement  No.  1.

     "Outstanding"  has  the  meaning  specified  in  Schedule  2  to  the  LAPA
      -----------
(Hatteras).

     "Overdue  Rate"  means  either Return Rate, as applicable, plus two percent
      -------------
(2%)  per  annum.

     "Parent"  means,  with  respect  to  any Person,  a corporation that is the
      ------
direct or indirect beneficial owner of more than 50% of the outstanding Voting Stock of such Person and that has reporting obligations under Section 13 of the Securities Exchange Act of 1934, as amended.

     "Partial  Condemnation"  means  the  condemnation,  requisition  for  use,
      ---------------------
confiscation, arrest, seizure or other taking of title or leasehold interest in the Drillship or any transfer made in lieu of any such actual or threatened action or proceeding which does not constitute a Condemnation.

     "Participants"  means  the  Certificate  Purchasers,  the  Conduits,  the
      ------------
Liquidity  Purchasers,  the  Trustees  and  the  Investment Trust, collectively.

     "Participation  Agreement"  means  the  Amended  and Restated Participation
      ------------------------
Agreement, dated as of the Documentation Date, among Deepwater, the Trustees, the Investment Trust, the Administrative Agent, the Conduits, the Liquidity Purchasers, the Certificate Purchasers, the Administrators, the Liquidity Agents, Investment Trust Beneficiary, Transocean, Conoco, RBF Deepwater Exploration II Inc. and Conoco Development II Inc.

     "Payment  Date  Certificate" has the meaning specified in Section 3.4(b) of
      --------------------------
the  Depository  Agreement.

     "PBGC"  means  the  Pension  Benefit  Guaranty  Corporation  or  any entity
      ----
succeeding  to  any  or  all  of  its  functions  under  ERISA.

     "Percentage  Interests"  has  the meaning set forth in the applicable LAPA.
      ---------------------

     "Permitted  Charterer"  means  any Person that is or should be consolidated
      --------------------
with Conoco or Transocean for financial reporting purposes in accordance with GAAP.

     "Permitted  Contest"  means  a  test,  challenge,  appeal or proceeding for
      ------------------
review of any Applicable Law, so long as (x) such test, challenge, appeal or proceeding shall be prosecuted diligently and in good faith in appropriate proceedings and (y) such test, challenge, appeal or proceeding and any non-compliance with Applicable Law during the pendency thereof does not (i) pose any significant risk of foreclosure, forfeiture or loss of the Drillship or any material part thereof, (ii) pose any material risk of a loss of priority of the Lien of the Ship Mortgage (or any other Lien on the Drillship) or any other Collateral, (iii) pose any material risk of any criminal liability or any material civil liability being imposed on either Trustee, the Investment Trust, the Administrative Agent, the Collateral Agent or any Funding Participant, (iv) interfere in any material manner with the use or operation of the Drillship or
(v)  pose  any  material  risk of interference with the payment of Charter Hire.

     "Permitted  Contest  Reserve  Account" has the meaning specified in Section
      ------------------------------------
3.5(a)  of  the  Depository  Agreement.

     "Permitted Contest Reserve Amount" means, as of the date of calculation, an
      --------------------------------
amount equal to Deepwater's reasonable estimate of its potential or actual liability or additional costs and expenses that it will be required to incur but only to the extent that (a) such liability or costs and expenses exceed $500,000 with respect to a single Permitted Contest or $2,000,000 with respect to all pending Permitted Contests and (b) such Claims are not covered by insurance policies required to be maintained by Deepwater under the Master Charter which are then in effect (except that all Claims as to which the insurer has issued a denial of coverage or as to which it has reserved its rights, shall be deemed not to be covered by insurance for the purposes of this clause (b)).

     "Permitted  Contest  Reserve  Certificate"  has  the  meaning  specified in
      ----------------------------------------
Section  3.5(b)  of  the  Depository  Agreement.

     "Permitted  Indebtedness"  means  (i)  Subordinated Debt, (ii) Indebtedness
      -----------------------
arising under the Transaction Documents and (iii) any other Indebtedness owed to any Person other than a Member or Affiliate of a Member in an aggregate amount not to exceed $500,000 (provided that, (x) if such Indebtedness is in the form
                          --------
of a loan, such limit shall be calculated by reference to the principal of such loan and (y) if such Indebtedness is in the form of a lease, such limit shall be calculated by reference to the present value as of the date of determination of all lease payments discounted at the then applicable Federal Funds Rate plus sixty (60) basis points).

     "Permitted  Investments"  has  the  meaning specified in Section 6.1 of the
      ----------------------
Depository  Agreement.

     "Permitted  Liens"  means  (i)  the  respective rights and interests of the
      ----------------
Participants, as provided in any of the Transaction Documents; (ii) any Lien as permitted and contemplated by the Transaction Documents; (iii) Liens for Taxes either not yet due or being contested pursuant to a Permitted Contest; (iv) Liens of suppliers, mechanics, crew, repairers, employees, or operators of port authorities, Liens for salvage, general or particular average, or other similar Liens securing the payment of the price of goods or services rendered arising in the ordinary course of business and for amounts the payment of which is either not yet delinquent or is being diligently contested pursuant to a Permitted Contest; (v) Liens arising out of judgments or awards which are being appealed in good faith or with respect to which at the time there shall have been secured a stay of execution; (vi) salvage and similar rights of insurers under policies of insurance maintained with respect to the Drillship; (vii) Liens securing Permitted Indebtedness; (viii) any other Lien with respect to which a bond or other security shall have been provided either (x) through a normal and customary letter of undertaking issued by the protection and indemnity club providing the coverage maintained under Section 14.1(f) of the Master Charter or
(y) by a surety and in a form, both of which are acceptable to the Majority Funding Participants in their sole discretion; (ix) Trust Liens; and (x) Funding Participant Liens.

     "Permitted  Service  Provider" has the meaning specified in Section 7(b) of
      ----------------------------
the  Drilling  Consent.

     "Person"  means  any  individual,  corporation, partnership, joint venture,
      ------
limited liability company, association, joint-stock company, trust, unincorporated organization, Government Authority or any other entity.

     "Placement  Agent"  means  Bank  of  America.
      ----------------

     "Plan"  means at any time an employee pension benefit plan which is covered
      ----
by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code.

     "Post  Cure  Payment Notice" has the meaning specified in Section 4.2(d) of
      --------------------------
the  Depository  Agreement.

     "Postponed  Advance"  has  the  meaning  specified  in  Section  2.8 of the
      ------------------
Participation  Agreement.

     "Postponed Advance Account" has the meaning specified in Section 2.8 of the
      -------------------------
Participation  Agreement.

     "Postponed  Advance  Date"  has the meaning specified in Section 2.8 of the
      ------------------------
Participation  Agreement.

     "Postponed  Contribution"  has  the meaning specified in Section 2.8 of the
      -----------------------
Participation  Agreement.

     "Postponed  Contribution  Account" has the meaning specified in Section 2.8
      --------------------------------
of  the  Participation  Agreement.

     "Postponement  Interest"  has  the  meaning specified in Section 2.8 of the
      ----------------------
Participation  Agreement.

     "Postponement  Payment"  has  the  meaning  specified in Section 2.8 of the
      ---------------------
Participation  Agreement.

     "Postponement  Yield"  has  the  meaning  specified  in  Section 2.8 of the
      -------------------
Participation  Agreement.

     "Prepayment  Change  of  Control  Trigger Event"  means the occurrence of a
      ----------------------------------------------
Change  of  Control of either Conoco or Transocean unless (a) the rating of such person is not less than (i) in the case of Conoco, Baa2 from Moody's and BBB from S&P or (ii) in the case of Transocean, is not less than Baa2 from Moody's and BBB from S&P or (b) in the event that such person is merged into or acquired by an Acquiror (i) in the case of an Acquiror of Conoco, such Acquiror has a rating of not less than Baa2 from Moody's and not less than BBB from S&P (ii) in the case of an Acquiror of Transocean, such Acquiror has a rating of not less than Baa2 from Moody's and BBB from S&P, provided that the Acquiror assumes the
                                          --------
obligations of the acquired company under the Transaction Documents pursuant to an assumption agreement and delivers an opinion of counsel in connection therewith, each in substantially the form satisfactory to the Majority Funding Participants, or (c) Conoco or Transocean, as applicable, will provide to the Majority Funding Participants simultaneously with a Change of Control credit support acceptable to the Majority Funding Participants for any obligations of such person under the Transaction Documents reasonably equivalent to that in effect immediately prior to the Change of Control.

     "Prepayment  Change  of  Control  Trigger  Event  Notice"  has  the meaning
      -------------------------------------------------------
specified  in  Section  9.4(a)  of  the  Participation  Agreement.

     "Prepayment  Notice"  has  the  meaning  specified in Section 9.4(a) of the
      ------------------
Participation  Agreement.

     "Program  Fee"  means the Program Fee (Hatteras), the Program Fee (Liberty)
      ------------
and  the  Program  Fee  (Paradigm).

     "Program Fee (Hatteras)" means the fee payable to the Conduit (Hatteras) in
      ----------------------
accordance  with  the  Conduit  Fee  Letter  (Hatteras).

     "Program  Fee  (Liberty)" means the fee payable to the Conduit (Liberty) in
      -----------------------
accordance  with  the  Conduit  Fee  Letter  (Liberty).

     "Program Fee (Paradigm)" means the fee payable to the Conduit (Paradigm) in
      ----------------------
accordance  with  the  Conduit  Fee  Letter  (Paradigm).

     "Program Support Provider" shall mean any Person now or hereafter, directly
      ------------------------
in support of the transactions contemplated by the Transaction Documents or generally in support of a Conduit extending credit or having a commitment to extend credit to or for the account of, or to make purchases from such Conduit or issuing a letter of credit, surety bond or other instrument to support any obligations arising under or in connection with such Conduit's commercial paper program (except to the extent such general support does not cover this transaction), as well as any such Person now or hereafter acting as agent for such Conduit or for any of the foregoing Persons, including, without limitation, the Liquidity Purchasers and Agents of such Conduit.

     "Protocol  of  Delivery  and Acceptance" means the Protocol of Delivery and
      --------------------------------------
Acceptance,  entered  into  by  the Charter Trustee and Deepwater on the Closing
Date.

     "Purchase  Notice"  has the meaning specified in Section 20.1 of the Master
      ----------------
Charter.

     "Purchase  Option"  has the meaning specified in Section 20.1 of the Master
      ----------------
Charter.

     "Purchase  Option  Date"  has  the meaning specified in Section 20.1 of the
      ----------------------
Master  Charter.

     "Purchase  Option  Price"  has the meaning specified in Section 20.1 of the
      -----------------------
Master  Charter.

     "Purchased  Interest" means (i) where Transocean is a Purchasing Party, the
      -------------------
Certificate Purchaser Amounts relating to the Transocean Series A Charter Trust Certificates and the Lender Amounts related to the Notes purchased by Transocean pursuant to Section 9.4 of the Participation Agreement or (ii) where Conoco is a Purchasing Party, the Certificate Purchaser Amounts relating to the Conoco Series A Charter Trust Certificates and the Lender Amounts related to the Notes purchased by Conoco pursuant to Section 9.4 of the Participation Agreement.

     "Purchasing  Party"  means  (i)  Conoco  or Transocean, if and only if such
      -----------------
Person has suffered a Prepayment Change of Control Trigger Event and has or is required to purchase any Purchased Interest under Section 9.4 of the Participation Agreement or (ii) Deepwater or any Affiliate of any of the foregoing to the extent such Person obtains an interest, directly or indirectly, in a Purchased Interest.

     "Purchasing  Party  Amount"  means,  at  any given time with respect to any
      -------------------------
Purchasing Party, its Purchased Interest minus the amount of any distributions paid to such Purchasing Party in reduction of its allocated portion of the Certificate Purchaser Amounts or the Lender Amounts, as the case may be.

     "Qualified  Transfer"  has  the  meaning  specified  in  Section 9.5 of the
      -------------------
Participation  Agreement.

     "R&B  Falcon  Drilling  Contract"  means that Deepwater Drillship Contract,
      -------------------------------
dated as of April 30, 1997, as amended and restated, between R&B Falcon Drilling (International & Deepwater) Inc. and Deepwater.

     "R&B  Falcon  Drilling  Contract Guaranty" has the meaning specified in the
      ----------------------------------------
Original  Participation  Agreement.

     "R&B  Falcon  Drilling  (International  & Deepwater) Inc." means R&B Falcon
      --------------------------------------------------------
Drilling  (International  &  Deepwater)  Inc.,  a  Delaware  corporation.

     "R&B  Falcon  Drilling  Party"  means  R&B Falcon Drilling (International &
      ----------------------------
Deepwater)  Inc.

     "R&B  Falcon  Guaranty"  means  the  R&B  Falcon Guaranty as defined in the
      ---------------------
Original  Participation  Agreement.

     "R&B  Portion"  means,  with  respect to any Return Period, a fraction, the
      ------------
numerator of which is the number of hours, rounded to the nearest half hour, the Drillship has been utilized under the R&B Falcon Drilling Contract during the relevant Return Period and the denominator of which is the product of the actual number of days in such Return Period and 24 hours.

     "R&B  Usage" means the number of days, rounded to the nearest full day, the
      ----------
Drillship  has  been  utilized  under  the  R&B  Falcon  Drilling  Contract.

     "R&B  Usage  Ratio"  means,  from  time to time, a fraction (expressed as a
      -----------------
percentage) the numerator of which is the maximum number of days during which R&B Falcon Drilling (International & Deepwater) Inc. is obligated, pursuant to the terms of the Rig Sharing Agreement, to use the Drillship commencing on the most recent Adjustment Date preceding the date the rate of the Charter Margin is to be determined and ending on the scheduled termination of the Drilling Contracts divided by the total number of days remaining during such period under
          ----------
the  Drilling  Contracts.

     "Rating Agency" and "Rating Agencies" means S&P and/or Moody's and/or, with
      -------------       ---------------
respect to any Conduit, any other rating agency rating the Commercial Paper Notes of any applicable Conduit, as applicable.

     "Reasonable  Basis"  means a reasonable basis within the meaning of Section
      -----------------
6662(d)(2)(B)(ii)(II)  of  the  Code  or  any  regulations  thereunder.

     "Refinancing  Amount"  means  $237,215,675.
      -------------------

     "Refinancing  Date"  means  December  __,  2001.
      -----------------

     "Refinancing  Request"  means  each  written  request  by Deepwater setting
      --------------------
forth, among other things, the Refinancing Date or, if the Contributions and Advances are postponed under Section 2.8 of the Participation Agreement, the Refinancing Request issued under such Section, in each case in substantially the form of Exhibit J to the Participation Agreement with appropriate provisions and insertions.

     "Reimbursement  and  Proceeds Account" has the meaning specified in Section
      ------------------------------------
3.3(a)  of  the  Depository  Agreement.

     "Reimbursement  and  Proceeds  Certificate"  has  the  meaning specified in
      -----------------------------------------
Section  3.3(b)  of  the  Depository  Agreement.

     "Reimbursements"  has  the  meaning  specified  in  Section  3.3(a)  of the
      --------------
Depository  Agreement.

     "Related  Indemnified  Party" means the Affiliates of an Indemnified Party,
      ---------------------------
the officers, directors, employees and agents of the Indemnified Party and its Affiliates and, in the case of the Funding Participants and their Related Indemnified Parties, the Charter Trustee and, in the case of the Charter Trustee and the Investment Trust, the Funding Participants and their Related Indemnified Parties.

     "Related  Party" means (i) with respect to Charter Supplement No. 1 and the
      --------------
charter created thereby, Transocean and its Affiliates (other than Deepwater) or
(ii) with respect to Charter Supplement No. 2 and the charter created thereby, Conoco and its Affiliates (other than Deepwater).

     "Release"  means  any  release,  pumping,  pouring,  emptying,  injecting,
      -------
escaping, leaching, dumping, seepage, spill, leak, flow, discharge, disposal or emission of Oil or a Hazardous Substance.

     "Replacement  Funding Participant" has the meaning specified in Section 4.4
      --------------------------------
of  the  Participation  Agreement.

     "Required  Modifications"  has the meaning specified in Section 11.1 of the
      -----------------------
Master  Charter.

     "Residual  Guaranty  Amount"  means, (i) upon sale of the Charter Trustee's
      --------------------------
interest in the Drillship pursuant to Deepwater's exercise of its Return Option, the sum of:

     (A) the Charter Balance on such date (reduced by any payment of Charter Supplement Prepayment Amount of Termination Value under Section 4.2(c) of the Depository Agreement), plus any accrued and unpaid Charter Return, minus the Net Sales Proceeds; and
     -----

     (B)   all accrued and unpaid Supplemental Hire;

provided,  however,  that in no event shall the amount calculated in this clause
--------   -------
(i) exceed the Maximum Residual Guaranty Amount; or (ii) if the Charter Trustee's interest in the Drillship is not sold on or prior to the Scheduled Charter Expiration Date in accordance with Section 20.3 of the Master Charter, the Maximum Residual Guaranty Amount.

     "Responsible  Officer"  means,  with respect to any matter (i) if a natural
      --------------------
Person, such Person; or (ii) if not a natural Person, a senior financial or legal officer or such other officer of such Person, who in the normal course of his operational duties would have knowledge of such matter.

     "Return  Notice"  has  the  meaning specified in Section 20.3 of the Master
      --------------
Charter.

     "Return  Option"  has  the  meaning specified in Section 20.3 of the Master
      --------------
Charter.

     "Return  Period"  means with respect to any determination of Charter Return
      --------------
(i) the period commencing on and including the Refinancing Date and ending on but excluding the last day of the month in which the Refinancing Date occurs, and (ii) thereafter with respect to the Charter Balance, the calendar month preceding  the  month  in  which the Charter Hire Payment Date occurs; provided,
                                                                       --------
that  the  last  Return  Period  shall  end on the last day of the Charter Term.

     "Return  Rates" means the Certificate Return Rate and the Loan Return Rate.
      -------------

     "Revenues"  means  all  amounts received by Deepwater from whatever source,
      --------
including all revenues from the Drilling Contracts but excluding (i) those amounts to be deposited, pursuant to the Depository Agreement, into the Event of Loss Proceeds Account, Reimbursement and Proceeds Account, Permitted Contest Reserve Account, Drillship Sales Proceeds Account or the Termination Proceeds Account, (ii) those amounts which, on the date of payment or receipt, may be properly distributed to Deepwater (or as directed by Deepwater) under the Depository Agreement, (iii) those amounts received by Deepwater from the Members as capital contributions and (iv) those amounts received by Deepwater that constitute proceeds of Subordinated Debt and (v) proceeds of Casualties and Condemnations up to $2,000,000 an occurrence.

     "Rig Sharing Agreement" means that Rig Sharing Agreement, dated as of April
      ---------------------
30, 1997, among the Conoco Drilling Party, the R&B Falcon Drilling Party and Deepwater.

     "S&P"  means  Standard  &  Poor's  Ratings  Services,  a  division  of  The
      ---
McGraw-Hill  Companies,  Inc.

     "Scheduled Charter Expiration Date" means, with respect to the Base Charter
      ---------------------------------
Term, the scheduled expiration of the Base Charter Term and with respect to any Extension Term, the scheduled expiration of any Extension Term.

     "Securities  Act"  means  the  Securities Act of 1933, as amended, together
      ---------------
with  the  rules  and  regulations  promulgated  thereunder.

     "Securities  Intermediary"  means  Wilmington  Trust  Company,  a  Delaware
      ------------------------
banking corporation, as securities intermediary and depository under the Depository Agreement.

     "Security  Documents"  means the collective reference to the Ship Mortgage,
      -------------------
the Deepwater Assignment, the Depository Agreement, the Drilling Contract Guaranties, the Charter Trustee Assignment, the Charter and all other security documents granting or perfecting a Lien on any asset or assets of any Person to secure the Deepwater Obligations, the Series A Obligations or the Series B Obligations.

     "Selling  Member"  has  the  meaning  specified  in  Section  9.5  of  the
      ---------------
Participation  Agreement.

     "Series  A  Charter  Trust  Certificates"  means  the Conoco Series A Trust
      ---------------------------------------
Certificates  and  the  Transocean  Series  A  Trust  Certificates.

     "Series  A  Obligations" means the obligations (monetary or otherwise) owed
      ----------------------
by the Charter Trustee to the Beneficial Owners as evidenced by the Series A Charter Trust Certificates.

     "Series A Portion" means, with respect to any amount, three percent (3%) of
      ----------------
such  amount.

     "Series  A  Return"  means:
      -----------------

     (i) except where clause (ii) of this definition is applicable, for any Return Period, an amount equal to the product of the applicable Certificate Return Rate times the Certificate Purchaser Balance (or portion thereof) allocable to such Return Period or

     (ii) where one, but not both, of the Charter Supplements has been accelerated pursuant to Section 4.2(a) thereof, Series A Return accruing after the termination of the accelerated Charter Supplement shall be calculated as, for any Return Period, an amount equal to the product of the applicable Certificate Return Rate times the Certificate Purchaser Balance that would have been in effect on such date, but for the acceleration.

     "Series  B  Charter  Trust Certificate" means the certificate issued to the
      -------------------------------------
Investment Trust from the Charter Trustee pursuant to Section 2.1(f) of the Original Participation Agreement and in accordance with the Original Trust Agreements to evidence the Investment Trust Amount.

     "Series  B Obligations" means those obligations owed by the Charter Trustee
      ---------------------
to the Investment Trust as evidenced by the Series B Charter Trust Certificate. Any event which reduces the obligations owed by Deepwater to the holders of the Notes shall reduce the Series B Obligations to the same extent.

     "Series  B  Return"  means
      -----------------

     (i) except where clause (ii) of this definition is applicable, for any Return Period, an amount equal to the product of the applicable Loan Return Rate times the Lender Balance (or portion thereof) allocable to such Return Period or

     (ii) where one, but not both, of the Charter Supplements has been accelerated pursuant to Section 4.2(a) thereof, Series B Return accruing after the termination of the accelerated Charter Supplement shall be calculated as, for any Return Period, an amount equal to the product of the applicable Loan Return Rate times the Lender Balance that would have been in effect on such date, but for the acceleration.

     "Services  Agreements"  means  the  Marine  Services Agreement, dated as of
      --------------------
April 30, 1997, between Deepwater and Conoco Shipping Company, and the Drilling Services Agreement, dated as of April 30, 1997, between Deepwater and R&B Falcon Drilling Co.

     "Settlement  Date"  has the meaning specified in Section 15.2 of the Master
      ----------------
Charter.

     "Ship Mortgage" means a first priority Panamanian mortgage over the Vessel,
      -------------
given by the Charter Trustee in favor of the Investment Trust and the Hedging Agreement Counterparties, if any as amended by the First Addendum to Naval Mortgage.

     "Slot"  has  the  meaning  specified  in  Section  4(a)  of the Rig Sharing
      ----
Agreement.

     "Special  Purchase  Right" has the meaning specified in Section 16.4 of the
      ------------------------
Master  Charter.

     "Special  Purchase  Right Notice" has the meaning specified in Section 16.4
      -------------------------------
of  the  Master  Charter.

     "Special  Purchase  Right  Payment  Amount"  has  the  meaning specified in
      -----------------------------------------
Section  16.4  of  the  Master  Charter.

     "Special  Purchase Right Payment Date" has the meaning specified in Section
      ------------------------------------
16.4  of  the  Master  Charter.

     "Subordinated  Debt"  means  Indebtedness  of  Deepwater  to its Members or
      ------------------
Affiliates of its Members which is by its terms expressly subordinate to all payments of Charter Hire (including Basic Hire and all amounts due and owing by Deepwater to the other parties under the Transaction Documents) (as more fully set forth on Schedule 4 to the Participation Agreement) and is payable only out of funds available for distribution under clauses "eighth" and "ninth" of
Section  3.4(b)  of  the  Depository  Agreement.

     "Subordinated Notes" means promissory notes or other instruments evidencing
      ------------------
Subordinated  Debt.

     "Subordinated  Operating  Expenses"  means  those  fees, costs and expenses
      ---------------------------------
payable  to  Affiliates  of Transocean and Conoco under the Services Agreements.

     "Subsidiary"  means,  with  respect  to  a Person, any corporation or other
      ----------
entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by such Person.

     "Substitute  Funding  Participant"  is  defined  in  Section  7.7  of  the
      --------------------------------
Participation  Agreement.

     "Supplement  Date"  has the meaning specified in Section 15.2 of the Master
      ----------------
Charter.

     "Supplemental  Hire"  means all amounts, liabilities and obligations (other
      ------------------
than Basic Hire) which Deepwater assumes, agrees or is otherwise obligated to pay to the Charter Trustee, the Investment Trust, any Funding Participant or any other Person under, and subject to, the Charter or any of the other Transaction Documents, including breakage costs, indemnities, damages and expenses. "Supplemental Hire" shall include all fees, costs and expenses and other amounts payable by Deepwater during the Base Charter Term to the Charter Trustee under the Deepwater Hedging Agreements.

     "Swap  Termination  Amount"  means an amount due and payable by the Charter
      -------------------------
Trustee  under  Section  6(d)  or  (e)  of  the  Hedging  Agreements.

     "Tax"  or  "Taxes"  means  any  and  all license, registration, mortgage or
      ---        -----
security filing fees, stamp duties and documentation fees and all taxes, assessments, levies, sales, use or transfer tax, imposts, duties, charges, fees or withholdings of any nature whatsoever, together with all penalties, fines or interest thereon or other additions thereto, imposed by any federal, state or local government, political subdivision, or taxing authority in the United States, or by any governmental or taxing authority of or in a foreign country or possession or territory or any international authority.

     "Tax  Claim"  means  a  claim  for  Taxes  under the General Tax Indemnity.
      ----------

     "Termination  of  Refinancing"  has the meaning specified in Section 4.1 of
      ----------------------------
the  Participation  Agreement.

     "Termination  Proceeds"  has the meaning specified in Section 3.7(a) of the
      ---------------------
Depository  Agreement.

     "Termination  Proceeds Account" has the meaning specified in Section 3.7(a)
      -----------------------------
of  the  Depository  Agreement.

     "Termination  Proceeds  Certificate"  has  the meaning specified in Section
      ----------------------------------
3.7(b)  of  the  Depository  Agreement.

     "Termination  Value"  means  on  any  date,  an amount equal to the Charter
      ------------------
Balance  on  such  date.

     "Transaction  Documents"  means:
      ----------------------

          (i)     the Participation Agreement;

          (ii)      the Charter Trust Agreement;
          (iii)     the Investment Trust Agreement;
          (iv)      the Deepwater Hedging Agreements, if any;
          (v)       the Hedging Agreements, if any;
          (vi)      the Drilling Consent;
          (vii)     the Master Charter;
          (viii)    Charter Supplement No. 1;
          (ix)      Charter Supplement No. 2;
          (x)       the Security Documents;
          (xi)      the Series A Charter Trust Certificates;
          (xii)     the Series B Charter Trust Certificate;
          (xiii)    Loan Agreement;
          (xiv)     LAPAs;
          (xv)      Fee Letters;
          (xvi)     Notes
          (xvii)    the Conoco Guaranty; and
          (xviii)   the Transocean Guaranty.


     "Transaction  Expenses"  means:
      ---------------------

          (i) the fees and expenses of Mayer, Brown & Platt, special counsel to Certificate Purchasers, Liquidity Purchasers and Administrative Agent, Baker Botts, L.L.P., special counsel to Deepwater, Watson, Farley & Williams, special maritime counsel to the Certificate Purchasers, the Conduit, Liquidity Purchasers, and Administrative Agent, Mayer, Brown & Platt, special counsel to each of the Conduit (Liberty) and the Conduit (Paradigm) (including any fees incurred in connection with extension of each applicable LAPA), Cadwalader, Wickersham and Taft, special counsel to the Conduit (Hatteras), (including any fees incurred in connection with extension of the LAPA (Hatteras)), Arias, Fabrega & Fabrega, Panamanian counsel to the Liquidity Purchasers, the Conduit and the Certificate Purchasers, Benedetti & Benedetti, special Panamanian counsel to Deepwater, and Walkers, Cayman Islands counsel to Transocean;
          (ii) the fees and expenses of the Placement Agent other than legal fees and expenses;
         (iii) the fees and expenses of the Administrative Agent other than legal fees and expenses;
          (iv) the fees and expenses of the Investment Trust Beneficiary other than legal fees and expenses;
          (v)       the  fees  and  expenses  of  the  Trustees;
          (vi) the fees and expenses of Delaware counsel to the Investment Trustee, the Charter Trustee and the Depository;
         (vii) certain other expenses incurred in connection with the negotiation and execution of the Transaction Documents and the transactions contemplated thereby (including fees or expenses incurred in connection with the translation, documentation or recordation of the Ship Mortgage); and
        (viii) the fees and expenses of one local counsel, if any, to the Funding Participants, the Trustees, the Investment Trust and the Administrative Agent in connection with the review of the Head Lease Documents, if any.

     "Transfer  Restrictions"  means  the  restrictions  on transfer of interest
      ----------------------
imposed on the Trustees and Funding Participants pursuant to Section 9 of the Participation Agreement.

     "Transocean"  means  Transocean  Sedco Forex Inc., an exempt company formed
      ----------
under  the  laws  of  the  Cayman  Islands.

     "Transocean  Charter"  means  the charter created by the Master Charter, as
      -------------------
supplemented  by  Charter  Supplement  No.  1.

     "Transocean  Drilling  Contract  Guaranty"  means  that Deepwater Drillship
      ----------------------------------------
Project, Transocean Guaranty, dated as of the Documentation Date given by Transocean in favor of Deepwater.

     "Transocean  Guaranty"  means  the  Transocean  Guaranty,  dated  as of the
      --------------------
Documentation Date, given by Transocean in favor of the Trustees, the Investment Trust, the Administrative Agent, the Liquidity Purchasers, the Conduit, the
Certificate  Purchasers  and  the  other  beneficiaries  named  therein.

     "Transocean  Series  A  Charter  Trust  Certificate" means each certificate
      --------------------------------------------------
issued to a Beneficial Owner from the Charter Trustee pursuant to Section 2.4(a) of the Participation Agreement and in accordance with the Charter Trust Agreement to evidence the 60% of the Certificate Purchaser Amount of each such Beneficial Owner.

     "Trust  Agreements"  means  the  Charter Trust Agreement and the Investment
      -----------------
Trust  Agreement.

     "Trust  Estate"  means the sum of $1.00 (receipt of which from the Original
      -------------
Certificate Purchasers is hereby acknowledged by the Charter Trustee) and all estate, right, title and interest of the Charter Trustee and/or the Investment Trust in, to and under (1) the Charter, (2) the Depository Agreement, (3) the Drillship and (4) each other Transaction Document to which the Charter Trustee and/or the Investment Trust is a party.

     "Trust  Indenture  Act"  means the Trust Indenture Act of 1939, as amended,
      ---------------------
together  with  the  rules  and  regulations  promulgated  thereunder.

     "Trust  Liens"  means  Liens on or against any or all of the Drillship, the
      ------------
Trust Estate, the Charter Trust, the Investment Trust, the Charter or any payment of Charter Hire which result from (a) any act or omission of, or any Claim against, the Investment Trust, the Investment Trust Beneficiary or the Trustees in any case unrelated to the transactions contemplated by the Transaction Documents (including any Liens arising as a result of a voluntary transfer of the Drillship or all or any portion of the Trust Estate other than any voluntary transfer after a Charter

Event of Default), (b) any Tax owed by any such Person, except for any Tax required to be paid by Deepwater under the Transaction Documents, including any Tax for which Deepwater is obligated to indemnify such Person under the General Tax Indemnity, or (c) any act or omission of such Person that is in breach of any of the covenants or agreements of the Transaction Documents.

     "Trustee Default Notice" has the meaning specified in Section 4.2(a) of the
      ----------------------
Depository  Agreement.

     "Trustee  Disbursement Notice (Both Supplements)" has the meaning specified
      -----------------------------------------------
in  Section  4.2(b)  of  the  Depository  Agreement.

     "Trustee Disbursement Notice (Either Supplement)" has the meaning specified
      -----------------------------------------------
in  Section  4.2(c)  of  the  Depository  Agreement.

     "Trustees"  means  the  Charter  Trustee  and  the  Investment  Trustee.
      --------

     "Uniform Commercial Code" and "UCC" means the Uniform Commercial Code as in
      -----------------------       ---
effect  in  any  applicable  jurisdiction.

     "United  States"  and  "U.S."  shall  mean  the  United  States of America.
      --------------         ----

     "Unsubordinated  Operating  Expense  Amount" means, for each day during any
      ------------------------------------------
Return Period (or portion thereof) during the Charter Term, $12,000 of Operation and Maintenance Expenses to be adjusted from time to time as follows: (i) commencing in the year 2000 on every January 1 during the Charter Term the "Unsubordinated Operating Expense Amount" shall be adjusted upwards or downwards by an amount determined in accordance with the following equation: (a) the Consumer Price Index for December 31 of the most recently ended calendar year shall be divided by the Consumer Price Index for December 31 of the calendar year immediately preceding the most recently ended calendar year and (b) the quotient obtained through the calculation set forth in clause (a) (expressed as a percentage) shall be multiplied by the "Unsubordinated Operating Expense Amount" (taking into account all prior adjustments) for the immediately preceding calendar year; and (ii) for any period during which the Day Rate is reduced pursuant to the Drilling Contract during the Charter Term, the Unsubordinated Operating Expense Amount shall be adjusted downwards by an amount determined in accordance with the following equation: (x) the Day Rate after such reduction divided by the Day Rate before such reduction and (y) the quotient (expressed as a percentage) determined in clause (x) shall be multiplied by the Unsubordinated Operating Expense Amount (taking into account all prior adjustments) in effect immediately prior to the reduction of Day Rate.

     "Upfront  Fee  Letters"  means  certain fee letters dated the Documentation
      ---------------------
Date,  each  made  by  Deepwater  in  favor  of  each  Lender,  respectively.

     "Vessel"  means  the  727-foot double-hulled vessel, bearing Hull No. 1231,
      ------
without  the  OFE,  constructed  pursuant  to  the  Construction  Contract.

     "Voting  Stock"  means  the shares of capital stock of a corporation having
      -------------
ordinary voting power to elect a majority of the board of directors of such corporation, but excluding any other class or classes of stock that have or might have voting power upon the occurrence of a contingency.

     "War  Risk  Policy"  means a marine "all risk" insurance policy that covers
      -----------------
war risks, confiscation, expropriation, nationalization and deprivation risks for operations of the Drillship outside the United States that complies with
Section 14.1(e) of the Charter and contains the terms of such policy as in effect on the Documentation Date.

     "Warranties"  means  all  of the right, title and interest in, to and under
      ----------
any  warranty,  covenant,  representation,  service  life  policy,  performance guaranty, indemnity or product support agreement of any contractor, subcontractor, manufacturer, materialman, supplier, vendor or any other Person (excluding Conoco, Frontier Deepwater Drilling Inc., R&B Falcon Drilling (International & Deepwater) Inc., Transocean, Deepwater, the Members, the Investment Trust, the Trustees and the Certificate Purchasers) (collectively, the "Warrantors") contained in any contract or agreement, including the
      ----------
Construction Contract, to the extent that such contracts and agreements relate to the Vessel, the OFE or any part thereof; provided, however, that the
                                                     --------  -------
definition of "Warranties" shall not include adjustments to the contract price pursuant to Article III of the Construction Contract.

     "Warrantors"  has  the  meaning  specified  in the definition "Warranties".
      ----------                                                    ----------

     "Wilmington  Trust  Company"  means  Wilmington  Trust  Company, a Delaware
      --------------------------
banking  company.